                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant:                     [x]
Filed by a Party other than the Registrant:  [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Materials Pursuant to Section  240.14a-11(c) or Section
         240.14a-12

                            HEALTH MANAGEMENT, INC.
                          -------------------------
              (Name of Registrant as Specified in Its Charter)

                               NOT APPLICABLE
                          -------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1) Title of each class of securities to which transaction applies:

         2)      Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and show how it was determined):

         4)      Proposed maximum aggregate value of transaction:

         5)      Total Fee paid:

[x]      Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid: $250 paid with filing of Preliminary Proxy Statement.

         2)      Form, Schedule or Registration Statement No.:

         3)      Filing Party:

         4)      Date Filed:

                           HEALTH MANAGEMENT, INC.
                             1371-A ABBOTT COURT
                        BUFFALO GROVE, ILLINOIS 60089

                     ----------------------------------

                  Notice of Annual Meeting of Stockholders
                         To Be Held November 6, 1996

TO THE STOCKHOLDERS OF HEALTH MANAGEMENT, INC.:

         The Annual Meeting of Stockholders of Health Management, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, November 6, 1996, at The Clarion, 6810 North Mannheim Road, Rosemont, Illinois 60018, at 10:00 a.m. local time, to consider and act upon the following matters, each of which is explained more fully in the following Proxy Statement. A proxy card for your use in voting on these matters is also enclosed.

         1.      To elect four (4) directors;

         2. To ratify the appointment of BDO Seidman as independent auditors; and

         3. To consider and act upon a proposal to approve an amendment to the Certificate of Incorporation of the Company to increase the authorized capital stock of the Company;

         4. To consider and act upon a proposal to ratify a 1996 Employee Stock Option Plan;

         5. To consider and act upon a proposal to ratify a 1997 Employee Stock Purchase Plan;

         6. To consider and act upon a proposal to ratify the issuance of certain stock options by the Company to the Chief Executive Officer and President of the Company;

         7. To consider and act upon a proposal to ratify the issuance of certain stock options by the Company to certain nonemployee directors of the Company;

         8. To consider and act upon a proposal to ratify a 1996 Nonemployee Director Stock Option Plan;

         9. To transact any other business that may properly come before the meeting or any adjournment thereof.

         Only common stockholders of record at the close of business on October 3, 1996 are entitled to notice of and to vote at the Annual Meeting.

         Shares can only be voted at the Annual Meeting if the holder is present or represented by proxy. If you do not expect to attend the Annual Meeting, you are urged to date and sign the enclosed proxy and return it in the accompanying envelope promptly, so your shares may be voted in accordance with your wishes and the presence of a quorum may be assured. The giving of a proxy does not affect your right to vote in person in the event you attend the Meeting.

         The Company's Annual Report for 1996 is enclosed with this Notice of Meeting and Proxy Statement.

                                           By Order of the Board of Directors,



                                           W. James Nicol,
                                           Chief Executive Officer and President
October 9, 1996

                                PROXY STATEMENT

                                       OF

                            HEALTH MANAGEMENT, INC.

                              1371-A ABBOTT COURT
                         BUFFALO GROVE, ILLINOIS 60089


                                  INTRODUCTION

         The Board of Directors of Health Management, Inc., a Delaware corporation (the "Company"), hereby solicits proxies in the form enclosed with this Proxy Statement for use at the 1996 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m. local time on Wednesday, November 6, 1996 at The Clarion, 6810 North Mannheim Road, Rosemont, Illinois 60018, and any postponement or adjournment thereof.

         The Company is sending with this Proxy Statement its Annual Report on Form 10-K, which contains financial statements for the fiscal year ended April 30, 1996, to all stockholders entitled to vote. This Proxy Statement and form of proxy is first being sent to stockholders on or about the date of the accompanying Notice of the Annual Meeting.

         Certain officers and employees of the Company, without extra remuneration, may solicit proxies by telecopier, by telephone and in person.
In addition to mailing copies of this material to stockholders, the Company may request brokerage houses, custodians, fiduciaries and nominees, and reimburse them for their expenses in connection therewith, who hold stock in their names or custody or in the names of nominees for others to forward such material to those persons for whom they hold stock of the Company and to request the authority for execution of the proxies. The Company may also retain outside proxy solicitors in consideration of certain remuneration.

         Only stockholders of record as of the close of business on October 3, 1996 will be entitled to vote at the Meeting and any adjournments thereof. As of that date, 9,330,182 shares of the common stock of the Company, par value $.03 per share ("Common Stock") (excluding treasury shares) were issued and outstanding. Each such share outstanding will be entitled to one vote, and stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person; any stockholder giving a proxy has the right to revoke it at any time before it is exercised by written notice to the secretary of the Company. In addition, stockholders attending the meeting may revoke their proxies at that time. Unless so revoked, the shares represented by the proxies solicited by the Board of Directors will be voted in accordance with the directions given therein by the stockholder.

         All properly executed proxies which are returned in time to be cast at the Annual Meeting, if no contrary instruction is indicated, will be voted as stated below under "election of directors." In addition to the election of directors, the stockholders will consider and vote upon (i) a proposal to ratify the selection of auditors; (ii) a proposal to approve an amendment to the Certificate of Incorporation of the Company to increase the capital stock of the Company; (iii) a proposal to ratify a 1996 Employee Stock Option Plan;
(iv) a proposal to ratify a 1997 Employee Stock Purchase Plan; (v) a proposal to ratify the issuance by the Company of certain options to purchase shares of Common Stock to the Chief Executive Officer and President of the Company; (vi) a proposal to ratify the issuance by the Company of certain options to purchase shares of Common Stock to certain directors of the Company; and (vii) a proposal to ratify a 1996 Nonemployee Director Stock Option Plan. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specification. The shares will be voted FOR if no specification is indicated.

         The presence, in person or by proxy, of the holders of a majority of the voting stock of the Company is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, a majority of the votes represented at the meeting may adjourn the Annual Meeting from time to time without notice other than an announcement until a quorum is present or represented. Assuming the presence of a quorum with respect to the election of directors, the four nominees receiving the greater number of votes cast by the holders of the common stock will be elected as directors. There will be no cumulative voting in the election of directors. Assuming the presence of a quorum with respect to other proposals, the affirmative vote of the holders of the majority of the shares of Common Stock present in person or represented by proxy is required to approve the proposal to ratify the selection of auditors and any other matter which may come before the meeting.

         An automated system administered by the Company's transfer agent tabulates the votes. Abstentions are included in the determination of the number of shares present and voting and are counted as abstentions in tabulating the votes cast on nominations or proposals presented to stockholders. Broker non-votes are not included in the determination of the number of shares present and voting or as a vote with respect to such proposals.

         The Company knows of no other matter to be presented at the meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Company will be voted with respect thereto in accordance with the judgment of the persons named as proxies.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

         The persons named in the accompanying proxy will vote for the election of four directors, unless authority to vote is withheld. The term of office of each director elected will continue until the 1997 Annual Meeting of Stockholders, or until a successor shall have been duly elected and qualified. Andre C. Dimitriadis, W. James Nicol, D. Mark Weinberg and Dr. Timothy J. Triche are the nominees for election as directors of the Company. Each has informed the Company that he is willing to serve as director. However, if any nominee should decline or become unable to serve as a director for any reason, votes will be cast for a substitute nominee, if any, designated by the Board of Directors. If no substitute nominee is designated prior to the election, votes will be cast according to the judgment in such matters of the person or persons voting the proxy. Messrs. Dimitriadis, Nicol and Weinberg, and Dr. Triche are each incumbent directors.

         Shares represented by proxies returned duly executed will be voted, unless otherwise specified, in favor of the following four nominees: W. James Nicol, Andre C. Dimitriadis, D. Mark Weinberg and Dr. Timothy J. Triche. Each nominee for director has consented to serve on the Board of Directors and will be elected by a plurality of the votes cast at the Annual Meeting of Stockholders. If any (or all) such persons should be unavailable or unable to serve, the persons named in the enclosed Proxy will vote the shares covered thereby for such substitute nominee (or nominees) as the Board of Directors may select. Stockholders may withhold authority to vote for any nominee by entering the name of such nominee in the space provided for such purpose on the enclosed Proxy Card.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED HEREIN.

         Set forth below is certain information with respect to each of the nominees for the office of director, each director and each other executive officer or key employee of the Company. Any information set forth below with respect to each person nominated and recommended to be elected by the Board of Directors of the Company is based on the records of the Company and information furnished to it by the nominees. Reference is made to "Principal Stockholders and Stock Ownership of Management" for information pertaining to stock ownership by the nominees.


DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

         The executive officers, directors (including the current nominees) and key employees of the Company are as follows:

NAME                       AGE    POSITION
----                       ---    --------
Andre C. Dimitriadis        55    Chairman of the Board of Directors and Director
W. James Nicol              53    Chief Executive Officer, President and Director
James R. Mieszala           45    Chief Operating Officer
Paul S. Jurewicz            40    Chief Financial Officer, Executive Vice President,
                                  Treasurer and Assistant Secretary
Dr. Timothy J. Triche       52    Director
D. Mark Weinberg            43    Director and Secretary
Clifford E. Hotte           49    Director
Virginia Belloise           49    Director


         W. James Nicol

         Mr. Nicol was appointed to the offices of Chief Executive Officer and President of the Company effective as of May 1, 1996. He was also named to the Board of Directors of the Company in May 1996. Prior to joining the Company, Mr. Nicol was a Senior Vice President and the Chief Financial Officer of Careline, Inc. from May 1995 to October 1995. From 1990 until 1995, Mr. Nicol served as Senior Vice President and Chief Financial Officer of Quantum Health Resources, Inc. For 17 years prior to joining Quantum, Mr. Nicol held various senior-level management positions with Comprehensive Care Corporation and was its Chief Executive Officer and President from 1989-1990. Mr. Nicol also serves on Comprehensive's Board of Directors and is a member of such board's audit and compensation committees. Mr. Nicol graduated from Bradley University in 1969 with a B.S. in Political Science and Economics.

         James R. Mieszala

         Mr. Mieszala has been the Chief Operating Officer of the Company since May 1996. Mr. Mieszala served as Acting President of the Company from February to May 1996. Prior to joining the Company, from 1986 to 1996, Mr. Mieszala held a variety of positions with Caremark, Inc., including Vice President and General Manager of the Specialized Pharmaceutical Services Division. From 1978 to 1986, Mr. Mieszala was employed by Baxter International in various management roles. Mr. Mieszala graduated from the University of Illinois in 1973 and has an M.B.A. from the Keller Graduate School of Management.

         Paul S. Jurewicz

         Mr. Jurewicz has been the Chief Financial Officer of the Company since December 1995, an Executive Vice President of the Company since April 1996, the Treasurer of the Company since February 1996 and the Assistant Secretary of the Company since March 1996. Prior to joining the Company, Mr. Jurewicz held several positions with Caremark, Inc. From September 1995 until he joined the Company, Mr. Jurewicz was Chief Financial Officer at Caremark's North Suburban Clinic, a multi-specialty physician clinic. From 1994 to September 1995, Mr. Jurewicz served as Vice President of Shared Services of Caremark and from 1991 to 1994 he served as Vice President/Controller of Caremark, Inc.'s Healthcare Services Division. From 1980 to 1991, Mr. Jurewicz was employed by Baxter International. Mr. Jurewicz earned a B.S. in accounting from DePaul University, an M.B.A. from the Lake Forest Graduate School of Management and a C.P.A. certificate in the State of Illinois.

         Andre C. Dimitriadis

         Mr. Dimitriadis was elected as a Director of the Company in October 1993. He became the Chairman of the Board of Directors of the Company in May 1996. Mr. Dimitriadis is the Chief Executive Officer and Chairman of LTC Properties, Inc., Oxnard, California, a real estate investment trust that invests in long-term care and other health care related facilities. Prior to founding LTC Properties, Mr. Dimitriadis was Executive Vice President and Chief Financial Officer of Beverly Enterprises, an owner/operator of nursing facilities, from October 1989 to May 1992. From December 1984 to July 1989 he was Executive Vice President, Chief Financial Officer and a Director of American Medical, Inc., an owner/operator of hospitals. Mr. Dimitriadis is a Director of Magellan Health Services, Inc. and Assisted Living Concepts, Inc. Mr. Dimitriadis earned a B.S. in electrical engineering from Robert College, Istanbul, Turkey, an M.S. in computer science from Princeton University and an M.B.A. and Ph.D. from New York University.

         D. Mark Weinberg

         Mr. Weinberg was elected as a Director of the Company in November 1995 and was appointed to the office of Secretary in March 1996. Mr. Weinberg is the President of the WellPoint Group's Unicare Businesses. Prior to that position, from 1987 to 1996, Mr. Weinberg held a variety of executive management positions with WellPoint Health Networks Inc. and its affiliates, including Executive Vice President. Mr. Weinberg received a B.S. in 1975 from the University of Missouri at Columbia.

         Dr. Timothy J. Triche

         Dr. Triche was elected as a Director of the Company in November 1995. Dr. Triche is the Chairman of the Board and the Chief Executive Officer of OncorMed, Inc., a clinical services company. He is also Pathologist-in-Chief for the Children's Hospital of Los Angeles in Los Angeles, California and Professor of Pathology and Pediatrics at, and Vice Chairman of, the University of Southern California School of Medicine, Los Angeles, California. Prior to June 1988, he was Chief of the Ultrastructural Laboratory of the Division of Pathology at the National Cancer Institute of the National Institutes of Health in Bethesda, Maryland. Dr. Triche is also a director of Oncor, Inc. Dr. Triche received an A.B. from Cornell University in 1966 and in 1971 received both a Ph.D. in Cell Biology and an M.D. from Tulane University.

         Clifford E. Hotte

         Clifford E. Hotte, Ph.D. who has been a director of the Company since 1988, founded Home Care Management, Inc., the Company's first operating subsidiary in 1985. Clifford E. Hotte served as the Chief Executive Officer and President of the Company from February 1988 to February 1996 and as Chairman of the Company's Board of Directors from 1988 to February 1996. Clifford E. Hotte is married to Ms. Belloise, who is also a director of the Company.

         Virginia Belloise

         Ms. Belloise has been a Director of the Company since March 1988. She also served as Personnel and Human Services Director for the Company from 1988 until 1993 and was the Company's Secretary from March 1988 until December 1993 and for a period of time in 1996. Ms. Belloise previously held the position of Clinical Laboratory Manager at Deepdale General Hospital, Little Neck, New York, from March 1985 to October 1987. Ms. Belloise is married to Clifford E. Hotte, who is also a director of the Company.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the NASDAQ Stock Market. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they may file.

         Based solely on a review of the copies of such forms furnished to the Company, or written representations from certain persons that no Forms 5 were required, the Company believes that during the fiscal year ended April 30, 1996, no directors, officers or beneficial owners of more than 10% of the Common Stock, other than as described below, failed to file, on a timely basis, reports required by Section 16(a) of the Securities Exchange Act of 1934. Mr. Dimitriadis failed timely to file one Form 4 reflecting three transactions and Messrs. Weinberg, Mieszala and Jurewicz and Dr. Triche each failed timely to file one Form 3.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

         During the year ended April 30, 1996 the Board of Directors held twelve meetings and executed written consents. Each director attended at least 75% of the aggregate number of meetings of the Company's Board of Directors and committees on which he or she served.

         The existing committees of the Board of Directors include the Executive Committee, the Compensation Committee, the Audit Committee and the Special Committee.

         The Executive Committee, whose members are Messrs. Dimitriadis, Weinberg and Nicol and Dr. Triche, and whose chairman is Mr. Dimitriadis, is generally authorized to exercise all of the powers and authority of the Board of Directors in the management of the business and affairs of the Company to the maximum extent permitted of an executive committee under Delaware law. This committee held two meetings during the year ended April 30, 1996.

         The Board of Directors has a compensation committee which consists of Mr. Dimitriadis and Dr. Triche, with Dr. Triche serving as chairman. Mr. Dimitriadis and Dr. Triche were appointed by the Board of Directors to serve as members of the committee on November 29, 1995. Prior to that, David R. Walker comprised the Compensation Committee, and
J. Douglas Cox also served on that committee until he resigned as a director of the Company on July 24, 1995. The functions of this committee are to review executive compensation and approve grants of options to Company officers and employees, and renew, approve and recommend to the Board of Directors the terms and conditions of all stock option plans or changes thereto. The Compensation Committee held one meeting during the year ended April 30, 1996.

         The Board of Directors has an audit committee composed of directors who are neither employees nor affiliates of the Company. The Audit Committee is currently comprised of Messrs. Dimitriadis and Weinberg, with Mr. Dimitriadis serving as chairman. Mr. Dimitriadis was reappointed, and Mr. Weinberg was appointed, by the Board of Directors to serve as members of the committee on February 18, 1996. Prior to July 24, 1995, when he resigned as a director of the Company, J. Douglas Cox was also on the Audit Committee along with Mr. Dimitriadis. On November 29, 1995, David Walker was appointed to comprise the Audit Committee and he served as such until he resigned as a director in December, 1995. This committee recommends to the Board of Directors (for approval by the stockholders) a public accounting firm to conduct the annual audit of the accounts of the Company. The Audit Committee also meets with the Chief Financial Officer and the accounting firm before the audit commences to discuss the accounting firm's evaluation of the adequacy and effectiveness of the Company's accounting procedures and internal controls, to approve the overall scope of the audit and the fees to be charged, and to inquire regarding and discuss with the accounting firm recent FASB, SEC or other regulatory agency pronouncements, if any, which might affect the Company's financial statements. The Audit Committee also meets with the Chief Financial Officer and the accounting firm at the conclusion of the audit to review the audited financial statements, to discuss the results of the audit, to discuss any significant recommendations by the accounting firm for improvement of the Company's accounting systems and controls, and to discuss the quality and depth of staffing in the accounting and financial departments of the Company. This committee held two meetings during the year ended April 30, 1996; as of February 18, 1996, many of the functions of the audit committee were performed by the special committee of the Board of Directors described in the following paragraph.

         On February 18, 1996 the Board of Directors established a special committee consisting of Messrs. Dimitriadis and Weinberg and Dr. Triche, Mr. Dimitriadis being the chairman. This committee was formed for the purposes of conducting an internal review of the financial statements of the Company and the Company's accounting practices. This committee caused an internal investigation of the Company's financial practices to be undertaken, and such investigation led to a restatement of the Company's financial statements for the periods covered by fiscal year ended April 30, 1995 and by the first two fiscal quarters in the fiscal year ending April 30, 1996. This committee held nine meetings during the year ended April 30, 1996.

         Currently, outside directors are entitled to receive $2,000 per year as a retainer, $1,000 per meeting of the Board of Directors attended in person, $1,000 per Chairmanship of a committee of the Board of Directors, and $500 per meeting of a committee of the Board of Directors attended in person. No such payments have been made by the Company since August 31, 1995. Currently, each outside director is entitled to receive an option to purchase 4,000 shares at the time of his or her election. Each non-employee director also receives an annual automatic grant of options to purchase 1,000 shares of common stock for each completed year of service. All of the options mentioned above vest over a six month period. In addition, the Board of Directors voted to award Mr. Dimitriadis 1,000 shares of Common Stock on February 8, 1995 and on that same date awarded him 4,000 shares of Common Stock to be issued to him on the fifth anniversary of the date that he was elected to the Board of Directors, provided that if he resigns, retires or dies prior to such date he is entitled only to the pro rata amount of such shares; however, if he is terminated as a director, other than for cause, or if there is a merger, consolidation, acquisition of substantially all of the assets, reorganization or liquidation of the Company, he will be entitled to the full 4,000 shares. These awards of shares were in place of awards of 5,000 shares to be made over a five-year period at the time of Mr. Dimitriadis' election to the Board of Directors.

     On April 3, 1996, the Executive Committee passed resolutions compensating Messrs. Dimitriadis and Weinberg and Dr. Triche for their efforts serving on various committees of the Board, including the Special Committee, and for serving on the Office of the Chief Executive Officer. Each of Mr. Weinberg and Dr. Triche were awarded options to purchase 7,500 shares of Common Stock, stock appreciation rights with respect to 22,500 shares of Common Stock and $30,000 in cash, and Mr. Dimitriadis was awarded options to purchase 10,000 shares of Common Stock, stock appreciation rights with respect to 30,000 shares of Common Stock and $40,000 in cash. The vesting schedule for the exercisability of the stock options and for the stock appreciation rights were one-half upon the appointment of the permanent Chief Executive Officer of the Company and one-half upon the first anniversary of the date thereof. The exercise price or strike price for these stock options and stock appreciation rights was the average closing price of shares of Common Stock for the five (5) trading days preceding April 3, 1996 or $4.8375 per share. On September 9, 1996, the Executive Committee of the Board of Directors of the Company repriced the exercise price of the stock options to $4.16 per share, or the average closing price of Common Stock for the five (5) trading days preceding September 9, 1996. Also at the September 9th meeting of the Executive Committee, the stock appreciation rights previously authorized for issuance to Messrs. Dimitriadis and Weinberg and Dr. Triche were rescinded and in place thereof stock options were authorized, subject to stockholder approval, for 30,000, 22,500 and 22,500 shares of Common Stock, respectively (See Proposal 7 below). The exercise price of those stock options was also set at $4.16 per share and the options vest one-half on September 9, 1996 and one-half on September 9, 1997. The foregoing awards of stock options, stock appreciation rights and cash were contingent upon Messrs. Weinberg and Dimitriadis and Dr. Triche waiving their respective rights to any remuneration to which they may be entitled from the Company for the period beginning on February 18, 1996 through September 9, 1996. In addition, Mr. Weinberg and Dr. Triche relinquished their rights to receive the options for 4,000 shares normally granted to new directors of the Company. Also, at the Company's request, the grantees have agreed to defer such cash compensation until the Company's liquidity situation improves.

     In addition on May 6, 1996, the Board of Directors of the Company voted to issue stock options for 30,000 shares of the Common Stock for each non-employee director and stock options for an additional 20,000 shares of the Common Stock to the Chairman of the Board, subject to stockholder approval (See Proposal 7 below). The exercise price of these options was originally the average closing price of the Common Stock for the five (5) trading days prior to May 6, 1995 or $5.5875 per share. At the September 9th meeting of the Executive Committee the exercise price of these options was reset at $4.16 per share. Such option vests as follows: one third (1/3) on the first anniversary of the Annual Meeting, one third (1/3) on the second anniversary of the Annual Meeting, and one-third (1/3) on the third anniversary of the Annual Meeting. These options terminate with respect to any unvested portion thereof if (i) the grantee is not re-elected as a director at the 1996 annual stockholders meeting, (ii) during the one-year period preceding any given vesting date such grantee attends less than 75% of the Board of Directors meetings to which he or she is entitled to attend or (iii) the grantee voluntarily resigns as a director.

                                   PROPOSAL 2

                     RATIFICATION OF SELECTION OF AUDITORS

         The Board of Directors has selected the firm of BDO Seidman, LLP, independent accountants, to serve as auditors for the fiscal year ending April 30, 1997, subject to ratification by the stockholders. BDO Seidman, LLP has served as the Company's auditors since 1990.

         It is expected that a member of the firm of BDO Seidman, LLP, will be present at the meeting, will have an opportunity to make a statement as so desired and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THEIR SELECTION OF AUDITORS.


                                   PROPOSAL 3

           RATIFICATION OF AMENDMENT TO CERTIFICATE OF INCORPORATION

INTRODUCTION

         The Board of Directors of the Company has approved and recommends adoption of a proposal to amend the Company's Certificate of Incorporation as set forth in the Certificate of Amendment, a copy of which is attached to this Proxy Statement as Exhibit A (the "Amended Certificate"). The Amended Certificate would amend the existing Certificate of Incorporation to increase
(i) the authorized capital stock of the Company from 21,000,000 to 40,000,000 shares and (ii) the authorized Common Stock of the Company from 20,000,000 to 39,000,000 shares. As set forth below, the Board of Directors believes that the best interests of the Company and its stockholders will be served by adopting this amendment to the Certificate of Incorporation, as indicated. Under Delaware law, the affirmative vote of at least the majority of the outstanding shares of common stock of a corporation is required for approval of the Amended Certificate. The Amended Certificate has been approved by the Company's Board of Directors, which unanimously recommends a vote in favor of the proposal. If approved by the stockholders at the annual meeting, the Amended Certificate will become effective upon filing with the Secretary of State of the State of Delaware.

EXPLANATION OF THE PROPOSED AMENDMENT

         The Company's Certificate of Incorporation presently provides that the Company is authorized to issue a total of 21,000,000 shares of capital stock, of which the Company may issue 20,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. Under the Amended Certificate, the authorized capital stock of the Company would be increased from 21,000,000 to 40,000,000 shares, of which the authorized Common Stock of the Company would be increased from 20,000,000 shares to 39,000,000 shares. At October 3, 1996, there were 9,330,182 shares of the Company's Common Stock issued and outstanding in addition to stock options, warrants and convertible debt for which additional shares of Common Stock are reserved. The proposed increase would give the Board flexibility to issue additional shares of Common Stock in connection with, among other things, the Stipulation of Partial Settlement relating to the pending stockholder litigation, the above-mentioned 1996 Employee Option Plan, the above-mentioned 1996 Nonemployee Option Plan, the above- mentioned 1997 Stock Purchase Plan, and the possible refinancing of the Company's outstanding bank debt.

         The Stipulation of Partial Settlement which provides for the settlement of the consolidated stockholder class action lawsuit filed in the United States District Court for the Eastern District of New York against the Company, In re Health Management, Inc. Securities Litigation, Master File No.
96. Civ 0889, was entered into on September 16, 1996. This action arose out of alleged misrepresentations and omissions by the Company in connection with certain of its previous securities filings. The Stipulation of Partial Settlement provides for, among other things, the payment by the Company of $2,000,000 in cash, the issuance of 2,200,000 shares of Common Stock and warrants to purchase 2,200,000 shares of Common Stock. Preliminary court approval of the Stipulation of Partial Settlement was received on September 17, 1996 and a hearing for final court approval is currently scheduled for November 8, 1996.

         The Company is presently in default under its Credit Agreement with Chase Manhattan Bank, N.A., as agent and lender. The Company has executed a Forbearance Agreement with its lenders which provides that, subject to certain conditions, that the lenders agree not to exercise their rights and remedies under the Credit Agreement until November 15, 1996. In pursuance of financing to remedy the default condition under the Credit Agreement, the Company has recently engaged National Westminster Bank Plc to act as its financial advisor to explore a variety of strategic and financial alternatives, including a possible refinancing of the bank debt. Such refinancing would likely require the reservation or issuance of additional shares of Common Stock.


VOTE REQUIRED FOR THE PROPOSAL

         Approval of the proposed Amended Certificate will require the affirmative vote of holders of at least a majority of the outstanding shares of the Company's Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

                                   PROPOSAL 4

                PROPOSAL TO APPROVE THE HEALTH MANAGEMENT, INC.
                        1996 EMPLOYEE STOCK OPTION PLAN

BACKGROUND

         The Board of Directors is proposing for stockholder approval the Health Management, Inc. 1996 Stock Option Plan (the "Employee Option Plan"). The purpose of the Employee Option Plan is to enable the Company to grant officers and other key employees of the Company and its subsidiaries options to purchase shares of Common Stock, thereby attracting, retaining and rewarding such employees and strengthening the mutuality of interests between such employees and the Company's stockholders.

         An aggregate of 1,500,000 shares of Common Stock (subject to adjustment for any dividend, stock split or other relevant change in the Company's capitalization) are reserved for issuance pursuant to the Employee Option Plan. All of such shares may, but need not, be issued pursuant to the exercise of incentive stock options. The maximum number of option shares which may be awarded to any participant in any fiscal year during the term of the Plan is 200,000 shares.

         The text of the Employee Option Plan is attached as Exhibit B to this Proxy Statement. The following is a summary of the material provisions of the Employee Option Plan.

ADMINISTRATION AND ELIGIBILITY

         The Employee Option Plan is administered by the Compensation Committee. The Compensation Committee has the authority to interpret the Plan, establish rules and regulations for its operations, select officers and other key employees of the Company and its subsidiaries to receive options, and, subject to the Employee Option Plan, determine the terms and conditions of options.

         Officers and other key employees of the Company or any of its subsidiaries are eligible to participate in the Employee Option Plan. The selection of participants from eligible employees is within the discretion of the Compensation Committee. As of September 30, 1996, approximately 100 employees were eligible to participate in the Employee Option Plan.

TYPES AND TERMS OF OPTIONS

         The Employee Option Plan provides for the grant of incentive stock options and non-qualified stock options. The Compensation Committee will determine with regard to each option granted, the number of shares subject to the option, the manner and time of the option's exercise and vesting, and the exercise price per share of stock subject to the option. The maximum option term is ten years and the exercise price of each option will be not less than 100% of the fair market value of the Common Stock on the date the option is granted. The option price may at the discretion of the Compensation Committee be paid by a participant in cash, shares of Common Stock owned by the participant, or a combination thereof, or such other consideration as the Compensation Committee may deem appropriate. The Compensation Committee may also in its discretion permit a participant to pay all or a portion of the withholding taxes required with respect to the exercise of any option by electing to have the Company withhold shares of Common Stock from the shares otherwise deliverable at exercise.

         The Employee Option Plan provides that options shall not be transferable otherwise than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Compensation Committee may permit the transfer of an option by a participant to members of the participant's immediate family or trusts or family partnerships for the benefit of such persons.

         No option may be granted after September 15, 2006. However, the Board of Directors reserves the right to amend, suspend or discontinue the Employee Option Plan at any time, subject to the rights of participants with respect to any outstanding options.

         The Employee Option Plan contains provisions for equitable adjustment of options in the event of merger, consolidation or reorganization, or issuance of shares by the Company without new consideration.

FEDERAL INCOME TAX TREATMENT

         A participant who is granted an incentive stock option will not recognize any taxable income at the time of the grant of the option or at the time of its exercise. Similarly, the Company will not be entitled to any deduction at the time of grant or exercise. If the participant holds the shares acquired pursuant to an incentive stock option for at least two years from the date of grant and one year from the date of exercise, any gain realized on a subsequent disposition of the shares will be treated as long-term capital gain. Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes.

         If the shares obtained upon the exercise of an incentive stock option are not held for the requisite holding periods, then the participant will have ordinary income at the time of disposition equal to the excess of the fair market value of the stock on the date of exercise over the option price (but not more than the gain realized on the disposition) and the Company will be entitled to a corresponding deduction.

         A participant who is granted a non-qualified stock option will not recognize taxable income at the time of grant, but will have taxable income at the time of exercise equal to the difference between the exercise price of the shares and the fair market value of the shares on the date of exercise. The Company will be entitled to a tax deduction at the same time for the same amount.

OTHER INFORMATION

         No options have been granted under the Employee Option Plan to date. The options to be granted under the Employee Option Plan are not determinable at this time. As of October 3, 1996, the closing price of the Common Stock was $4.50.

         The affirmative vote of holders of a majority of the shares represented and entitled to vote at the meeting is required for approval of the Employee Option Plan.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE HEALTH MANAGEMENT, INC. 1996 EMPLOYEE STOCK OPTION PLAN.

                                   PROPOSAL 5

                PROPOSAL TO APPROVE THE HEALTH MANAGEMENT, INC.
                       1997 EMPLOYEE STOCK PURCHASE PLAN

BACKGROUND

         The Board of Directors believes it is in the best interests of the Company to encourage stock ownership by employees of the Company. Accordingly, on September 16, 1996, the Board of Directors adopted, subject to stockholder approval, the Health Management, Inc. 1997 Employee Stock Purchase Plan (the "Stock Purchase Plan"). An aggregate of 2,000,000 shares of Common Stock (subject to adjustment for any dividend, stock split or other relevant change in the Company's capitalization) may be sold pursuant to the Stock Purchase Plan. The text of the Stock Purchase Plan is attached as Exhibit C to this Proxy Statement. The following is a summary of the material provisions of the Stock Purchase Plan.

ADMINISTRATION AND ELIGIBILITY

         The Stock Purchase Plan is to be administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the authority to make rules and regulations governing the administration of the Stock Purchase Plan.

         All employees of the Company are eligible to participate in the Stock Purchase Plan except that the following may be excluded at the discretion of the Compensation Committee: (i) employees whose customary employment is 20 hours or less per week; (ii) employees whose customary employment is for not more than five months per year; and (iii) employees who have been employed for less than two years. As of September 30, 1996, approximately 400 employees were eligible to participate in the Stock Purchase Plan.

PARTICIPATION AND TERMS

         An eligible employee may elect to participate in the Stock Purchase Plan as of any Enrollment Date. Enrollment Dates occur on the first day of a six-month offering period commencing on the first trading day of January and July of each year. To participate in the Stock Purchase Plan an employee must complete an enrollment and payroll deduction authorization form provided by the Company which indicates the amounts to be deducted from his or her salary and applied to the purchase of the Common Stock on the Share Purchase Date (as hereinafter defined). The payroll deduction must be within limits set by the Compensation Committee. On the last trading day of each offering period (the "Share Purchase Date"), the amount credited to each participating employee's payroll deduction account is applied to purchase as many whole shares of Common Stock as may be purchased with such amount at the applicable purchase price.

         The purchase price for the Common Stock (the "Purchase Price") is equal to the lower of 85% of the closing price of shares of the Common Stock as reported on the NASDAQ National Market (i) on the first trading day of the applicable offering period; or (ii) on the Share Purchase Date. Employees may purchase Common Stock through the Stock Purchase Plan only by payroll deductions.

AMENDMENT AND TERMINATION

         The Board of Directors of the Company may amend the Stock Purchase Plan at any time, provided that if stockholder approval is required for the Stock Purchase Plan to continue to comply with the requirements of Securities and Exchange Commission Regulation Section 240.16b-3 or Section 423 of the Internal Revenue Code (the "Code"), such amendment shall not be effective unless approved by the Company's stockholders within twelve months after the date of adoption by the Board of Directors.

         The Stock Purchase Plan may be terminated by the Board of Directors at any time.

FEDERAL INCOME TAX CONSEQUENCES

         The Stock Purchase Plan is intended to be an "employee stock purchase plan" as defined in Section 423 of the Code. As a result, an employee participant will pay no federal income tax upon enrolling in the Stock Purchase Plan or upon purchase of the Common Stock. A participant may recognize income and/or gain or loss upon the sale or other disposition of Common Stock purchased under the plan, the amount and character of which will depend on whether the Common Stock are held for two years from the first day of the offering period.

         If the participant sells or otherwise disposes of the Common Stock within that two-year period, the participant will recognize ordinary income at the time of disposition in an amount equal to the excess of the market price of the Common Stock on the date of purchase over the purchase price and the Company will be entitled to a tax deduction for the same amount.

         If the participant sells or otherwise disposes of the Common Stock after holding the Common Stock for the two- year period, the participant will recognize ordinary income at the time of disposition in an amount equal to the lesser of (i) the excess of the market price of the Common Stock on the first day of the offering period over the Purchase Price, or (ii) the excess of the market price of the Common Stock at the time of disposition over the purchase price. The Company will not be entitled to any tax deduction with respect to Common Stock purchased under the plan if the Common Stock are held for the requisite two-year period.

         The employee may also recognize capital gain or loss at the time of disposition of the Common Stock, either short-term or long-term, depending on the holding period for the Common Stock.

OTHER INFORMATION

         The Stock Purchase Plan is intended to go into effect on January 1, 1997. As of October 3, 1996, the closing price of the Common Stock was $4.50.

         The affirmative vote of holders of a majority of the shares of Common Stock represented and entitled to vote at the meeting is required for approval of the Stock Purchase Plan.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 1997 STOCK PURCHASE PLAN.

                                   PROPOSAL 6

                    RATIFICATION OF ISSUANCE OF STOCK OPTION
          TO THE CHIEF EXECUTIVE OFFICER AND PRESIDENT OF THE COMPANY

GENERALLY

         On April 20, 1996, the Company authorized the grant to W. James Nicol, the Chief Executive Officer, the President and a director of the Company, an option to purchase 500,000 shares of the Common Stock at an exercise price equal to the average closing price of shares of Common Stock for the five (5) trading days prior to April 20, 1996 or $5.375 per share, subject to stockholder approval. The exercise price for these options was reset at the September 9th meeting of the Executive Committee to $4.16 per share, the average closing price of shares of Common Stock for the five (5) trading days prior to September 9, 1996. The option becomes exercisable, in one-third installments, on the first three anniversaries of May 1, 1996 and expires on the seventh anniversary of the date of grant. A copy of the option agreement for such shares is attached hereto as Exhibit D.

         The Company granted this option to induce Mr. Nicol to accept his position with the Company as the Chief Executive Officer and the President of the Company. In this position, Mr. Nicol manages the day-to-day operations of the Company and the development of the Company's strategy, financings, acquisitions, investor and financial community relations and evaluation of management. For his services as the Chief Executive Officer and President, Mr. Nicol receives an annual salary of $300,000 plus a performance bonus in an amount to be determined in the future. No compensation was paid to Mr. Nicol with respect to the year ended April 30, 1996.

         In the event that Mr. Nicol's employment with the Company is terminated (i) by the Company other than for disability or cause or (ii) by Mr. Nicol as a result of a change in control of the Company or as a result of the Board of Directors materially reducing the scope and/or authority of his duties as President and Chief Executive Officer of the Company, then the unvested portion of Mr. Nicol's option will vest automatically and his option will become immediately exercisable. In the event Mr. Nicol's employment is terminated for reasons other than as described clauses (i) and (ii) of the preceding sentence, then the unvested portion of Mr. Nicol's option will not vest and his interest therein will cease immediately.

         In the event of a change of control in the Company, the unvested portion of the Mr. Nicol's option will vest automatically, and Mr. Nicol will have the right to exercise all or any portion of the option, in addition to any portion of the option exercisable prior to such event.

         This stock option can be amended by the Board of Directors or an authorized committee thereof with the consent of the optionee.

FEDERAL INCOME TAX CONSEQUENCES

         Mr. Nicol will not recognize any taxable income as a result of the grant of the option. Mr. Nicol will have taxable income at the time of the exercise of the option equal to the difference between the exercise price of the shares and the fair market value of the shares on the date of exercise. The Company will be entitled to a tax deduction at the same time for the same amount.

OTHER INFORMATION

         As of October 3, 1996, the closing price of a share of Common Stock was $4.50.

         The affirmative vote of the holders of at least a majority of all outstanding shares entitled to vote on the option grant is required for authorization and approval of this stock option grant. In the event that the stockholders of the Company do not authorize and approve this option grant, the option will be terminated.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE STOCK OPTION TO THE CHIEF EXECUTIVE OFFICER AND THE PRESIDENT.


                                   PROPOSAL 7

                   RATIFICATION OF ISSUANCE OF STOCK OPTIONS
                              TO CERTAIN DIRECTORS

GENERALLY

         The Board of Directors recommends ratification of the Company's grant of options to purchase shares of the Common Stock of the Company to nonemployee directors of the Company, as described in this proposal.

         At a Special Meeting which was held in May 1996, the Board of Directors of the Company adopted a resolution, subject to stockholder approval, that (i) each of the current nonemployee directors of the Company receive as compensation for his or her services as a director, options to purchase 30,000 shares of Common Stock and (ii) the Chairman of the Board receive options for an additional 20,000 shares of Common Stock, all at an exercise price equal to the average closing price of shares of Common Stock for the five (5) trading days prior to May 6, 1996 or $5.5875 per share. At a meeting of the Executive Committee held on September 9, 1996, the exercise price of these options was reset to $4.16 per share or the average closing price of the Common Stock for the five (5) trading days preceding September 9, 1996. Such options are to vest one-third (1/3) on and after the first, second and third anniversary of the Annual Meeting. These options will expire on May 6, 2003 and will terminate immediately with respect to the unvested portions thereof if (i) the grantee is not re-elected as a director at the Annual Meeting, (ii) during the one-year period preceding any given vesting date such grantee attends less than 75% of the Board of Directors meetings to which he or she is required to attend or (iii) the grantee voluntarily resigns as a director. A form of these options is attached hereto as Exhibit E.

         The Company granted these options to compensate the nonemployee directors of the Company for their efforts serving on the Board and on its various committees. An additional purpose of awarding these options is to provide motivation to these directors to put forth maximum efforts toward the continued growth, profitability and success of the Company and its subsidiaries by providing incentives to such directors through the ownership and performance of the Common Stock. The Board of

Directors believes that it is in the best interests of the Company and its stockholders that its directors be compensated in a manner that provides such directors with a strong incentive to advance both the short-term and long- term interests of the Company. The nonemployee directors of the Company expend a substantial portion of their time on Company matters and are involved in the development of the Company's strategy, financings, acquisitions, investor and financial community relations and evaluation of management.

         Stock appreciation rights were also authorized for issuance on April 3, 1996 by the Executive Committee to Messrs. Dimitriadis and Weinberg and Dr. Triche with respect to 30,000, 22,500 and 22,500 shares of Common Stock, respectively. On September 9, 1996, the authorization for the stock appreciation rights was rescinded and replaced with stock options, subject to stockholder approval, with respect to an aggregate of 75,000 shares of Common Stock (30,000 shares for Mr. Dimitriadis and 22,500 shares for each of Mr. Weinberg and Dr. Triche) priced at $4.16 per share or the average closing price of the five (5) trading days preceding September 9, 1996. These options vest one-half as of September 9, 1996 and one-half as of September 9, 1997. A form of these options is attached hereto as Exhibit F. These options are in addition to the stock options originally granted to Messrs. Dimitriadis and Weinberg and Dr. Triche on April 3, 1996 with respect to 10,000, 7,500 and 7,500 shares of Common Stock, respectively.

         The stock options described in the previous paragraph were granted to members of the Special Committee of the Board of Directors who conducted an internal investigation and also served in the interim Office of the Chief Executive Officer prior to the appointment of W. James Nicol to that position. Because of the nature of the internal investigation, the time expended by the members of the Special Committee far exceeded the time they anticipated serving as directors for the Company. The Special Committee met nine times from February 18, 1996 to May 20, 1996 and the Office of the Chief Executive Officer met several times per week.

         For their services as directors of the Company, each outside director is currently entitled to receive $2,000 per year as a retainer, $1,000 per meeting of the Board of Directors attended in person, $1,000 per Chairmanship of a committee of the Board of Directors, and $500 per meeting of a committee of the Board of Directors attended in person. Furthermore, each outside director is entitled to receive an option to purchase 4,000 shares at the time of his or her election. Each outside director also is entitled to receive an annual automatic grant of options to purchase 1,000 shares of common stock for each completed year of service. The members of the Special Committee have waived the director compensation described in this paragraph for the period from February 1, 1996, the day on which the Special Committee was formed, to September 9, 1996, in consideration of the stock options described above and certain cash consideration described in "Proposal 1 - Board of Directors and Committees of the Board" above. Dr. Triche and Mr. Weinberg also waived their rights to the 4,000 shares of Common Stock they would have been entitled to at the time of their election to the Board of Directors.

         The stock options covered by this proposal can be amended by the Board of Directors or an authorized committee thereof with the consent of the optionee.

FEDERAL INCOME TAX CONSEQUENCES

         The nonemployee directors will not recognize any taxable income as a result of the grant of the options. A director will have taxable income at the time of the exercise of an option equal to the difference between the exercise price of the shares and the fair market value of the shares on the date of exercise. The Company will be entitled to a tax deduction at the same time for the same amount.

OTHER INFORMATION

         As of October 3, 1996, the closing price of a share of Common Stock was $4.50.

         The affirmative vote of the holders of at least a majority of all outstanding shares entitled to vote on the option grant is required for authorization and approval of these stock option grants. In the event that the stockholders of the Company do not authorize and approve these option grants, the options will be terminated.


                                   PROPOSAL 8

                PROPOSAL TO APPROVE THE HEALTH MANAGEMENT, INC.
                1996 STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS

BACKGROUND

         The Board of Directors is proposing for stockholder approval the Health Management, Inc. 1996 Stock Option Plan for Nonemployee Directors (the "Director Option Plan"). The purpose of the Director Option Plan is to enable the Company to attract and retain outstanding individuals to serve as members of the Board of Directors by providing such persons options to acquire shares of Common Stock, thereby strengthening the mutuality of interests between such persons and the Company's stockholders. The text of the Director Option Plan is attached as Exhibit G to this Proxy Statement. The following is a summary of the material provisions of the Director Option Plan.

DESCRIPTION OF DIRECTOR OPTION PLAN

         The Director Option Plan reserves 250,000 shares of Common Stock for automatic grants of nonqualified stock options to members of the Board of Directors who are not officers or employees of the Company or its subsidiaries (a "Nonemployee Director"). The Director Option Plan is intended to be self-governing and requires no discretionary action by any administrative body with respect to any grant of an option under the plan. Subject to approval of the Director Option Plan by the stockholders of the Company, each Nonemployee Director in office on adjournment of the 1996 Annual Meeting, or on the adjournment of any succeeding Annual Meeting during the term of the Director Option Plan, and who has not previously been granted a stock option while serving as a director, will automatically receive a nonqualified stock option to purchase 10,000 shares of Common Stock on the date of adjournment. Each Nonemployee Director in office on adjournment of any Annual Meeting during the term of the Director Option Plan who previously has been granted a stock option while serving as a director will receive a stock option for 2,500 shares of Common Stock on the date of adjournment.

OTHER TERMS OF OPTION GRANTS

         Each option is granted for a term of ten years and becomes exercisable in equal installments on the first four anniversaries of the grant date. The Option Price may be paid in cash or by delivery of Common Stock owned by the Nonemployee Director valued at fair market value on the date of exercise.

         No option granted under the Director Option Plan shall be transferable by a Nonemployee Director, otherwise than by will or by the laws of descent and distribution. All options shall be exercisable during the Nonemployee Director's lifetime only by the Nonemployee Director or his legal representative. Notwithstanding the foregoing, an option may be transferred to the Nonemployee Director's immediate family or trusts or family partnerships for the benefit of such persons. In the event of a Nonemployee Director's death or retirement, all options shall become fully exercisable and may be exercised for two years from the date of death or for the balance of the term of the option in the case of retirement.

         The Board of Directors of the Company may suspend or terminate the Director Option Plan at any time. The Board of Directors may also amend the Director Option Plan from time to time to reflect changes in applicable laws or regulations or to permit the Company or the participants to enjoy the benefits of any such change. However, no amendment shall, without stockholder approval, increase the number of shares of Common Stock which may be issued under the Director Option Plan.

         The Director Option Plan contains provisions for automatic adjustment of awards in the event of a merger, consolidation, or reorganization, or issuance of shares by the Company without new consideration.

FEDERAL TAX TREATMENT

         The nonemployee directors will not recognize any taxable income as a result of the grant of the options. A director will have taxable income at the time of the exercise of an option equal to the difference between the exercise price of the shares and the fair market value of the shares on the date of exercise. The Company will be entitled to a tax deduction at the same time for the same amount.

OTHER INFORMATION

         If all nominees are elected at the 1996 Annual Meeting, there will be three (3) Nonemployee Directors who will each automatically receive stock options covering 2,500 shares under the Director Option Plan. As of October 3, 1996, the closing price of a share of Common Stock was $4.50.

         The affirmative vote of holders of a majority of the shares represented and entitled to vote at the meeting is required for approval of the Director Option Plan.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE HEALTH MANAGEMENT, INC. 1996 STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS.



            PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

     The following information is submitted as of July 23, 1996 with respect to the Company's voting securities owned beneficially by each person known by the Company owning more than 5% of the Common Stock of the Company (this being the only class of voting securities now outstanding), by Named Executive Officers of the Company and by all directors, officers both individually and as a group:

                                                                                     Amount              Approx.
        Name of Beneficial                                                           Beneficially        Percent
        Owner                                      Address                           Owned               of Class
        ----------------------------------------------------------------------------------------------------------
        Clifford E. Hotte                          51 Prospect Rd.                   1,006,432(1)           10.4%
                                                   Center Port, NY 11721

        Putnam Investments, Inc.                   One Post Office Square            883,600(2)              9.1%
                                                   Boston, MA  02109

        Lloyd N. Myers                             11 Rosemont Lane                  298,760(3)                 *
                                                   Pittsburgh, PA  15217

        James R. Mieszala                          c/o 1371-A Abbott Court           66,666(4)                  *
                                                   Buffalo Grove, IL  60089

        Paul S. Jurewicz                           c/o 1371-A Abbott Court           66,666(5)                  *
                                                   Buffalo Grove, IL  60089

        Virginia Belloise                          51 Prospect Road                  62,053(6)                  *
                                                   Center Port, NY   11721

        Robert C. Clifton                          c/o 1371-A Abbott Court           45,000(7)                  *
                                                   Buffalo Grove, IL  60089

        Andre C. Dimitriadis                       c/o 1371-A Abbott Court           27,000(8)                  *
                                                   Buffalo Grove, IL  60089

        Michael R. Norman                          8 Old Field Woods Road            400(9)                     *
                                                   Seatauket, New York  11733

        W. James Nicol                             c/o 1371-A Abbott Court           -0-(10)                    *
                                                   Buffalo Grove, IL  60089

        D. Mark Weinberg                           c/o 1371-A Abbott Court           -0-(11)
                                                   Buffalo Grove, IL  60089

        Dr. Timothy J. Triche                      c/o 1371-A Abbott Court           -0-(12)                    *
                                                   Buffalo Grove, IL  60089

        Drew Bergman                               9 Cornell Place                   1,016(13)                  *
                                                   Merrick, NY  11566

        All Directors and Officers as a Group
        (9 Persons) (1) (4) (5) (6) (7) (8)
        (10) (11) (12)                                                               1,273,817              13.1%

         *Less than one percent (1.0%)

(1) Does not include shares beneficially owned by Virginia Belloise, Clifford E. Hotte's wife. Also, does not include unvested options authorized for issuance to all non-employee directors, which are subject to stockholder approval at the Annual Meeting. (See "Board of Directors and Committees of the Board".)

(2)      Based solely upon the information contained in Amendment No. 3 to the
         Schedule 13G filed with the Securities and Exchange Commission by Marsh & McLennan Companies, Inc. ("M&MC"), Putnam Investments, Inc. ("PI"), Putnam Investment Management, Inc. ("PIM") and The Putnam Advisory Company, Inc. ("PAC"), dated August 7, 1995. PI is a wholly-owned subsidiary of M&MC and wholly owns PIM and PAC. Consists of 441,800 shares held by PI, 382,377 shares held by PIM and 59,426 shares held by PAC.

(3) Does not include 3,395 shares held by Benjamin Dines TTEE Lloyd E. Myers Descendants Trust U/A dated September 13, 1994, in trust for Lauren Myers and Zachary Myers.

(4)      Includes 66,666 shares subject to presently exercisable options.

(5)      Includes 66,666 shares subject to presently exercisable options.

(6) Includes 42,020 shares held in trusts for benefit of the minor children of Clifford E. Hotte, and for benefit of nieces and nephews of Clifford E. Hotte and Ms. Belloise, of which Ms. Belloise is trustee, with voting and dispositive power. Also includes 7,000 shares subject to presently exercisable options. Does not include shares beneficially owned by Ms. Belloise's husband, Clifford E. Hotte. Also does not include unvested options authorized for issuance to all non-employee directors, which are subject to stockholder approval at the Annual Meeting. (See Proposal 7.)

(7)      Includes 45,000 shares subject to presently exercisable options.

(8) Includes 6,000 shares subject to presently exercisable options. Does not include 10,000 shares subject to options authorized for Mr. Dimitriadis for his expanded role as a director since February 18, 1996 and for his participation in the interim Office of the Chief Executive Officer; the options, when issued, will be exercisable with respect to one-half the shares, or 5,000 shares. Also does not include unvested options authorized for issuance to all non-employee directors and other options, which are subject to stockholder approval at the Annual Meeting. (See Proposal 7.)

(9) Based solely upon the information contained in Mr. Norman's most recent Form 4 filed with the SEC. Mr. Norman's vested options to purchase 12,000 shares of the Company terminated within 30 days at the termination of his employment on May 9, 1996 and are, therefore, not included herein.

(10) Does not include certain shares subject to options which are contingent on approval by the Company's stockholders at the Annual Meeting. (See Proposal 6.)

(11) Does not include 7,500 shares subject to options authorized for Mr. Weinberg for his expanded role as a director since February 18, 1996 and for his participation in the interim Office of the Chief Executive Officer; the options, when issued, will be exercisable with respect to one-half the shares, or 3,750 shares. Also does not include unvested options authorized for issuance to all non-employee directors and other options, which are subject to stockholder approval at the Annual Meeting. (See Proposal 7.)

(12) Does not include 7,500 shares subject to options authorized for Mr. Triche for his expanded role as a director since February 18, 1996 and for his participation in the interim Office of the Chief Executive Officer; the options, when issued, will be exercisable with respect to one-half the shares, or 3,750 shares. Also does not include unvested options authorized for issuance to all non-employee directors and other options, which are subject to stockholder approval at the Annual Meeting. (See Proposal 7.)

(13)     All of Mr. Bergman's stock options have terminated.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table summarizes compensation for services to the Company in all capacities awarded to, earned by or paid to (i) the Company's chief executive officers, (ii) the three other most highly compensated executive officers who earned in excess of $100,000 in salary and bonus and
(iii) the one other executive officer of the Company who served during the fiscal year ended April 30, 1996 but who no longer held such office as of April 30, 1996 and who earned in excess of $100,000 in salary and bonus, for each of the three fiscal years ended April 30, 1996 (the "Named Executive Officers"). No other executive officer of the Company met the definition of "highly compensated" within the meaning of the Securities and Exchange Commission's executive compensation disclosure rules.


                                                                                  Long Term Compensation
                                                                                  ----------------------
                                                    Annual Compensation             Awards      Payouts
                                                    -------------------           ----------  ----------
                                                                                   Options/     All Other
           Name and Principal Position              Year   Salary(1)  Bonus(1)       SARs    Compensation(2)
           ---------------------------              ----   -------    ------         ----    ------------
           W. James Nicol, Chief Executive

           Officer and President(3)

           Committee of the Office of

           the Chief Executive Officer(4)

           Clifford E. Hotte, Chief                 1996    $277,408        -0-          -0-      $3,712

             Executive Officer and                  1995    $220,000        -0-      150,000      $2,382

             President(5)                           1994    $200,000    $100,00          -0-      $2,171

           Robert Clifton, Vice President           1996    $165,264        -0-          -0-      $3,059
                                                    1995    $149,600        -0-          -0-      $1,723
                                                    1994    $136,000   $ 47,600       75,000      $1,689


           Lloyd N. Myers, Vice President -         1996    $200,000        -0-           -0-     $1,933

             Sales and Marketing(6)                 1995    $200,000        -0-           -0-     $2,310


           Michael R. Norman, Chief                 1996    $151,000        -0-           -0-     $2,324

             Operating Officer and                  1995    $ 95,077        -0-        60,000     $  409

             Executive Vice President (7)

           Drew Bergman, Chief Financial            1996    $187,500        -0-           -0-     $2,841

             Officer and Chief Development          1995    $100,000        -0-        12,500     $  489

             Officer(8)                             1994    $ 85,000   $ 21,250        62,500     $  467



(1) During the 1994 fiscal year, Clifford E. Hotte entered into a new three-year employment agreement under which he was to receive a base salary of $200,000 during its first year and a 10% increase commencing in fiscal 1995. The Board of Directors increased Clifford E. Hotte's salary to $250,000 effective May 1, 1995. Messrs. Clifton and Bergman entered into two-year employment agreements commencing May 1, 1993, under which they received base salaries of $136,000 and $85,000 respectively, and included a 10% increase for the period after April 30, 1994. The Board of Directors increased Mr. Bergman's salary to 200,000 effective May 1, 1995. During the 1994 fiscal year, Mr. Norman entered into a two-year employment agreement, which expired on May 9, 1996 and was not renewed by the Company, under which Mr. Norman received a base salary of $100,000 per year for the first year of the term of the agreement which was increased by the Board of Directors to $150,000 in the second year. During the 1996 fiscal year, Messrs. Mieszala and Jurewicz entered into employment agreements, each with terms in excess of two years, under which they receive $210,000 and $160,000, respectively, during the first year of the terms of the agreements and 10% increase commencing after May 1, 1997. The compensation of Messrs. Mieszala and Jurewicz was reset by the Company's Executive Committee on April 3, 1993 to $225,000 and $180,000, respectively. Subsequent to the 1996 fiscal year, Mr. Nicol entered into a three-year employment agreement under which he is to receive $300,000 during the first year of the term of the agreement plus a bonus to be determined in the future and Messrs. Mieszala and Jurewicz entered into new employment agreements reflecting, among other things, their respective increased salary levels. (See "Employment Agreements and Termination of Employment and Change in Control Arrangements".)

(2) All compensation listed herein consists of matching payments made pursuant to the Company's 401(k) Plan.

(3) Mr. Nicol is presently the Chief Executive Officer and the President of the Company. He was appointed to those positions by the Board of Directors to replace the Committee of the Office of the Chief Executive Officer as of May 1, 1996. Mr. Nicol received no compensation from the Company in the fiscal year ended April 30, 1996. (See "Employment Agreements and Termination of Employment and Change in Control Arrangements".)

(4) The Board of Directors of the Company established a committee on an interim basis to fill the role of the office of the Chief Executive Officer of the Company on February 26, 1996 to replace Clifford E. Hotte until a permanent Chief Executive Officer was installed. The interim committee was comprised of Messrs. Dimitriadis and Weinberg and Dr. Triche, all members of the Board of Directors. The compensation authorized for such persons consists of stock options and cash in consideration of their expanded roles as directors and their participation in the interim Office of the Chief Executive Officer. (See Proposal 1 - "Board of Directors and Committees of the Board".)

(5) Clifford E. Hotte was the Chief Executive Officer and the President of the Company until February 26, 1996, when he was replaced as Chief Executive Officer by a Committee of the office of the Chief Executive Officer and as President by Mr. Mieszala, who served as Acting President of the Company until May 1, 1996. Clifford E. Hotte's employment with the Company was terminated on March 20, 1996 and he received compensation for a 30-day period following such termination as well as $32,215 for accrued vacation and personal days.

(6) Mr. Myers was appointed to the office of Vice President - Sales and Marketing of the Company in May 1995. His employment with the Company ended on July 9, 1996.

(7) Mr. Norman joined the Company in May 1994 and was Chief Operating Officer of the Company until May 9, 1996. He was replaced as Chief Operating Officer by Mr. Mieszala.

(8) Mr. Bergman served as Chief Financial Officer of the Company until December 18, 1995 when he was appointed to the position of Chief Development Officer and replaced as Chief Financial Officer by Mr. Jurewicz. Mr. Bergman resigned as Chief Development Officer in February 1996 and received compensation from the Company until March 29, 1996 as well as $2,885 for accrued vacation days.

OPTION GRANTS IN LAST YEAR

  No options were granted to the Named Executive Officers during the fiscal year ended April 30, 1996.

AGGREGATED OPTION EXERCISES DURING THE FISCAL YEAR ENDED APRIL 30, 1996 AND FISCAL YEAR END OPTION VALUES

  No options were exercised during the fiscal year ended April 30, 1996 by the Named Executive Officers.

  The following table provides information relating to the number and value of options held by such Executive Officers at fiscal year-end:

                                        Number of Unexercised Options/ SARs at     Value of Unexercised in the Money
                                                        Fiscal                              Options/SARs at
   Name                                              Year End (#)                         Fiscal Year End ($)
 -------------------------------------          ----------------------                   ---------------------
                                              Exercisable/Unexercisable                Exercisable/Unexercisable1
 W. James Nicol                                          0/0                                    0/0

 Committee of the Office of the Chief
 Executive Officer(2)                                   n/a(2)                                 n/a(2)

 Clifford E. Hotte                                      0/0(3)                                  0/0

 Robert Clifton                                     45,000/30,000                              n/a(4)

 Lloyd N. Myers                                          0/0                                    0/0

 Michael R. Norman                                  12,000/48,000                              n/a(5)

 Drew Bergman(6)                                      6,667/0(6)                            $5,834/0(6)

(1) The value of unexercised options is determined by multiplying the number of options held by the difference in the fair market value of the Common Stock underlying the options at April 30, 1996 (as determined by the closing sales price as reported by the NASDAQ National Market, which was $5.375 per share) and the exercise price of the options granted.

(2) The Board of Directors of the Company established a committee on an interim basis to fill the role of the office of the Chief Executive Officer of the Company on February 26, 1996 to replace Clifford E. Hotte
     until a permanent Chief Executive Officer was installed.   The interim
     committee was comprised of Messrs. Dimitriadis and Weinberg and Dr.
     Triche, all members of the Board of Directors.   The compensation
     authorized for such persons consists of stock options and cash in consideration of their expanded roles as directors and their participation in the interim Office of the Chief Executive Officer. (See Proposal 1 -- "Board of Directors and Committees of the Board".)

(3) Clifford E. Hotte's options to purchase 150,000 shares of Common Stock terminated 30 days after his termination with the Company on March 20, 1996.

(4) Mr. Clifton's options have an exercise price of $10.375 per share; the closing price per share of the Common Stock on April 30, 1996 was $5.375 and, therefore, none of his options were in-the-money.

(5) Mr. Norman's options had an exercise price of $14.00 per share; the closing price per share of the Common Stock on April 30, 1996 was $5.375 and therefore none of his options were in-the-money.

(6) Mr. Bergman's options to purchase 62,500 shares of Common Stock terminated 30 days after the termination of his employment with the Company in February 1996. Options to purchase 6,667 shares which were issued on June 4, 1992 pursuant to the Company's 1989 Stock Option Plan with an exercise price of $4.50 per share terminated three months after the termination of Mr. Bergman's employment with the Company, but were still in effect on April 30, 1996.

LONG-TERM INCENTIVE PLAN AWARDS TABLE.

     There were no long-term incentive plans awards granted by the Company during the fiscal year ended April 30, 1996.

DEFINED BENEFIT OR ACTUARIAL PLAN DISCLOSURE.

     The Company has no defined benefit or actuarial plans.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

     In May 1996 the Company entered into a three year employment agreement with W. James Nicol to serve as Chief Executive Officer and President of the Company. Pursuant to the terms of the employment agreement, Mr. Nicol receives an annual base salary of $300,000. Mr. Nicol may also receive a performance bonus in an amount to be determined under an executive incentive compensation plan. The Board of Directors granted Mr. Nicol stock options to purchase 500,000 shares of Common Stock, subject to stockholder approval, at an exercise price equal to the average closing price of shares of Common Stock for the five
(5) trading days preceding April 20, 1996 or $5.375 per share and such exercise price has been reset to $4.16 per share. Mr. Nicol's options will vest one-third on and after May 1 of each of 1997, 1998 and 1999. Pursuant to the employment agreement, if (i) the Company terminates Mr. Nicol other than for disability or for cause or (ii) Mr. Nicol resigns pursuant to the agreement upon a change of control of the Company or upon a material reduction by the Company of Mr. Nicol's scope and/or authority, then Mr. Nicol will be entitled to receive a severance payment equal to his base salary for the remaining term of the agreement and all of the options granted to Mr. Nicol under the agreement shall become vested and immediately exercisable. If the Company terminates Mr. Nicol other than for disability or for cause, then Mr. Nicol will also be entitled to receive a prorated portion of any bonus to which he may be entitled.

     Effective September 9, 1996, Mr. James R. Mieszala, the Chief Operating Officer of the Company, entered into an employment agreement with the Company which replaced his then existing employment agreement with the Company's subsidiary, Home Care Management, Inc., a New York corporation. The term of employment under the agreement extends to April 30, 1998. Pursuant to the terms of the employment agreement, Mr. Mieszala is entitled to receive an annual base salary of $225,000. Mr. Mieszala may also receive a performance bonus in an amount to be determined under an executive incentive compensation plan. Mr. Mieszala has also been granted stock options to purchase 200,000 shares of Common Stock, subject to a waiver of any rights to any previously granted options. The original exercise price for the options of $4.975 per share was reset on September 9, 1996 to $4.16 per share. Mr. Mieszala's options vest one-third on and after April 3 of each of 1996, 1997 and 1998. Pursuant to the employment agreement, if (i) the Company terminates Mr. Mieszala other than for disability or for cause or (ii) Mr. Mieszala resigns pursuant to the agreement upon a change of control of the Company or upon a material reduction by the Company of Mr. Mieszala's scope and/or authority, then Mr. Mieszala will be entitled to receive a severance payment equal to his base salary for the remaining term of the agreement and all of the options granted to Mr. Mieszala under the agreement shall become vested and immediately exercisable. If the Company terminates Mr. Mieszala other than for disability or for cause, then Mr. Mieszala will also be entitled to receive a prorated portion of any bonus to which he may be entitled.

     Effective September 9, 1996, Mr. Paul S. Jurewicz, the Chief Financial Officer and Executive Vice President of the Company, entered into an employment agreement with the Company which replaced his then existing employment agreement with the Company. The term of employment under the agreement extends to April 30, 1998. Pursuant to the terms of the employment agreement, Mr. Jurewicz is entitled to receive an annual base salary of $180,000. Mr. Jurewicz may also receive a performance bonus in an amount to be determined under an executive incentive compensation plan. Mr. Jurewicz has also been granted stock options to purchase 200,000 shares of Common Stock, subject to a waiver of any rights to any previously granted options. The original exercise price for the options of $4.975 per share was reset on September 9, 1996 to $4.16 per share. Mr. Jurewicz's options vest one-third on and after April 3 of each of 1996, 1997 and 1998. Pursuant to the employment agreement, if (i) the Company terminates Mr. Jurewicz other than for disability or for cause or (ii) Mr. Jurewicz resigns pursuant to the agreement upon a change of control of the Company or upon a material reduction by the Company of Mr. Jurewicz' scope and/or authority, then Mr. Jurewicz will be entitled to receive a severance payment equal to his base salary for the remaining term of the agreement and all of the options granted to Mr. Jurewicz under the agreement shall become vested and immediately exercisable. If the Company terminates Mr. Jurewicz other than for disability or for cause, then Mr. Jurewicz will also be entitled to receive a prorated portion of any bonus to which he may be entitled.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Board of Directors has a compensation committee which consists of Mr. Dimitriadis and Dr. Triche, with Dr. Triche serving as chairman. Mr. Dimitriadis and Dr. Triche are independent non-employee directors and were appointed by the Board of Directors to serve as members of the compensation committee on February 18, 1996. Prior to the resignations of J. Douglas Cox and David R. Walker as directors of the Company on July 24, 1995 and as of December 31, 1995, respectively, each of Mr. Cox and Mr. Walker was on the Compensation Committee.

     On February 26, 1996, due to the resignation of Clifford E. Hotte as Chief Executive Officer and President of the Company, a committee including Messrs. Dimitriadis and Weinberg and Dr. Triche was formed to serve as the office of the Chief Executive Officer until a successor to Clifford E. Hotte could be appointed. Mr. Dimitriadis was appointed as Chair of this committee. This committee was dissolved as of May 1, 1996 upon the appointment by the Board of Directors of Mr. Nicol to the office of Chief Executive Officer. The compensation received by Mr. Dimitriadis and Dr. Triche for their roles as such is described above under Proposal 1 - "Board of Directors and Committees of the Board".

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

INTRODUCTION

     During the fiscal year ended April 30, 1996, the Compensation Committee consisted of two independent non-employee directors, Dr. Triche and Mr. Dimitriadis who were appointed on February 18, 1996. Prior to that time
Douglas Cox and David Walker comprised the Compensation Committees until Mr. Cox's resignation from the Board of Directors on July 24, 1995 and Mr. Walker's resignation from the Board of Directors as of December 31, 1995, respectively. The Compensation Committee is responsible for establishing executive compensation for the Company's top level executives, administering the Company's current long-term incentive program and implementing any additional short and long-term compensation programs for executives which the Compensation Committee believes are appropriate in the future. All decisions by the Compensation Committee are subject to the approval of the Board of Directors or the Executive Committee thereof. The Compensation Committee met twice during the fiscal year ended April 30, 1996.

PHILOSOPHY

     Generally, the compensation philosophy of the Company is to develop and implement policies that will encourage and reward outstanding performance, seek to increase the profitability of the Company, and maximize the Company's return on equity so as to increase stockholder value. Maintaining competitive compensation levels in order to attract and retain executives who bring valuable experience and skills to the Company is also an important consideration. The Company's executive compensation programs are designed to attract and retain talented individuals and motivate them to achieve the Company's business objectives and performance targets, including increasing long-term stockholder value. Currently, the Company is focused on attracting and retaining employees to a company that has recently undergone significant change.

     This year the Company had substantial change in management and increased responsibilities of certain executives combined with reduced liquidity. Accordingly, the Company made substantial demands on its new senior management team. In order to properly attract and provide incentives to these executives, the Company weighted executive compensation heavily towards stock options grants determined on a discretionary basis. Short-term incentives consisted of modest salary increases.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     For the fiscal year ended April 30, 1996, Clifford E. Hotte, who served as Chief Executive Officer until February 1996, received an annual base salary of $250,000 and no bonus for that year. Clifford E. Hotte's base salary was set well below the median salary levels for executives of comparable companies within the health care industry due to the Company's performance-oriented culture and the need to invest cash in the business to fund its rapid growth.

     Mr. Nicol, who was appointed Chief Executive Officer as of May 1, 1996, will receive an annual base salary of $300,000 in the fiscal year ending April 30, 1997 plus a bonus in an amount to be determined in the future and options to purchase 500,000 shares of Common Stock. The Compensation Committee believes that Mr. Nicol's salary is reasonable in light of the unusual demands which will be placed on him during the upcoming year, that his compensation level reflects the Compensation Committee's confidence in Mr. Nicol and the Company's desire to attract and retain his talents, as the President and Chief Executive Officer of the Company. (See "Employment Agreements and Termination of Employment and Change in Control Arrangements".)

EXECUTIVE COMPENSATION FOR FISCAL YEAR 1997

     In the fiscal year ending April 30, 1997, total compensation of top executives will be targeted to a level between the median and 75th percentile compensation levels paid by a peer group consisting of companies constituting the Health Care Services in the NASDAQ National Market, which is the industry index used in the Company's Stockholder Return Performance Graph. It is anticipated that total compensation will consist of base salary, annual incentives and grants of long-term equity awards in the form of stock options. Stock option grants will be based on a number of factors determined by the Compensation Committee, including the executive's position within the Company, past and expected future contributions to the Company's business, the targeted total compensation level for the executive and for extraordinary efforts. The Compensation Committee continue to consider annual bonuses based upon achievement of both individual and corporate goals.

CONCLUSION

     The Compensation Committee believes that the compensation paid to its executive officers is comparable to compensation paid by similar companies and appropriate under the current circumstances.

                        DR. TIMOTHY J. TRICHE, CHAIRMAN

STOCK PERFORMANCE CHART


     The following graph compares cumulative total returns to the holders of the Common Stock from May 24, 1990 (the date the Common Stock began trading on NASDAQ National Market) through the end of the fiscal year ended April 30, 1996 to a peer group consisting of Health Care service companies listed on the NASDAQ National Market, and to the NASDAQ Market Index. Total return values were calculated based on the assumption of $100 invested and on cumulative total return values assuming reinvestment of dividends. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

             COMPARISON OF MAY 1, 1991 TO APRIL 30, 1996 CUMULATIVE
                                  TOTAL RETURN
          AMONG HEALTH MANAGEMENT, INC., HEALTH CARE SERVICE COMPANIES
           LISTED ON THE NASDAQ NATIONAL MARKET, AND THE NASDAQ INDEX


                              [PERFORMANCE GRAPH]


NASDAQ National Market Index      $100    $121.22  $139.88          $155.11          $180.32          $257.02
NASDAQ Market Index               100     130.37   135.85           172              175.13           272.96
Health Management, Inc.           100     616.88   1,076.25         1,745.62         1,903.13         564.38




CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On March 27, 1995, a subsidiary of the Company, HMI Pennsylvania, Inc. ("HMI Pennsylvania") entered into a lease with Messrs. Irwin Hirsh and Lloyd
N. Myers for a facility in Pittsburgh, Pennsylvania. On the same date, another subsidiary of the Company, HMI Retail Corp., Inc., entered into a lease agreement with Mr. Hirsh for an additional facility in Pittsburgh, Pennsylvania. Until July 9, 1996, Mr. Hirsh was Vice President - Contracts Administration of HMI Pennsylvania, Inc. and Mr. Myers was the Company's Vice President - Sales and Marketing and Vice President - Program Development of HMI Pennsylvania, Inc. The Company pays an aggregate of $8,867 per month for both leases. Each lease has a term of three years and may be extended, at the option of HMI Pennsylvania, Inc., for an additional two year term. The Company believes that the terms of the leases are on an arms' length basis and are as favorable to the Company as terms that could be obtained from unrelated third parties.

                            COST OF PROXY STATEMENT

     The Company will bear the costs of preparing and mailing this Proxy Statement. Arrangements have also been made with brokerage firms, custodians, nominees and fiduciaries for the forwarding of materials to beneficial owners of Shares held of record by such persons. The Company will reimburse such firms for their reasonable expenses in forwarding such materials.

                 STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Proposals of stockholders intended for inclusion in the proxy statement and proxy to be mailed to all stockholders entitled to vote at the 1997 Annual Meeting of Stockholders of the Company must be received at the Company's principal executive offices at 1371-A Abbott Court, Buffalo Grove, Illinois 60089, not later than April 30, 1997. In order to limit controversies with respect to the date on which a proposal was received by the Company, proponents should submit their proposals by certified mail - return receipt requested.


     ALONG WITH THIS PROXY STATEMENT, THE COMPANY IS PROVIDING ITS STOCKHOLDERS WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH AND AMENDMENTS THERETO.

                                                                       EXHIBIT A


                            CERTIFICATE OF AMENDMENT
                      OF THE CERTIFICATE OF INCORPORATION
                           OF HEALTH MANAGEMENT, INC.

                Under Section 242 of the General Corporation Law
                            of the State of Delaware

                 Health Management, Inc., a Delaware corporation (the "Corporation"), hereby certifies as follows:

1. The Certificate of Incorporation of the Corporation is hereby am1ended by increasing the authorized capital stock of the Corporation from 21,000,000 shares of capital stock (consisting of 20,000,000 shares of Common Stock and 1,000,000 shares of preferred stock) to 40,000,000 shares of capital stock (consisting of 39,000,000 shares of Common Stock and 1,000,000 shares of preferred stock) so that, as amended, the first paragraph of Article FOURTH shall be and read as follows:

                          FOURTH: That the total number of shares of all
                                  classes of stock which the Corporation shall have authority to issue shall be 40,000,000 shares, of which 1,000,000 shall be preferred stock of the par value of one cent each ($.01) (hereinafter called the "Preferred Stock") and of which 39,000,000 shares shall be common stock of the par value of three cents each ($.03) (hereinafter called the "Common Stock").

2. The foregoing amendment to the Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

                 IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by W. James Nicol, its President, and the undersigned hereby affirms that this Certificate of Amendment is the act and deed of the Corporation and that the facts stated herein are true and correct, all as of the date set forth below.



                                             HEALTH MANAGEMENT, INC.

Dated:  November __, 1996                    By:
                                                ----------------------------
                                                W. James Nicol, President

                                                                       EXHIBIT B

                            HEALTH MANAGEMENT, INC.

                             1996 STOCK OPTION PLAN


              1. Purpose. The purpose of the 1996 Stock Option Plan (the "Plan") is to enable Health Management, Inc. (the "Company") to offer officers and other key employees of the Company and its subsidiaries equity interests in the Company, thereby attracting, retaining and rewarding such employees and strengthening the mutuality of interest between the employees and the Company's stockholders.

              2. Administration. The Plan shall be administered by a committee (the "Committee") which shall be the Compensation Committee of the Board of Directors or another committee consisting of not less than two directors of the Company appointed by the Board of Directors, none of whom shall be eligible to participate in this Plan and all of whom shall qualify as outside directors within the meaning of Securities and Exchange Commission Regulation Section 240.16b-3 or any successor regulation. The Committee may establish such rules and regulations as it deems necessary for the proper administration of the Plan and may make such determinations and interpretations in connection with the Plan and any options granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives.

              3. Eligibility. All key employees of the Company or any of its subsidiaries, including employees who are members of the Board of Directors, shall be eligible to participate in this Plan. For these purposes, any corporation, partnership or other entity in which the Company has a significant financial interest may qualify as a subsidiary.

              4. Benefits. The benefits awarded under the Plan shall consist of incentive stock options and non- qualified stock options.

              5. Shares Reserved. There is hereby reserved for issuance under the Plan an aggregate of 1,500,000 shares of Common Stock of the Company which may be authorized but unissued or Treasury shares. All of such shares may, but need not, be issued pursuant to the exercise of incentive stock options. The maximum number of option shares which may be awarded to any participant in any fiscal year during the term of the Plan is 200,000 shares. If there is a lapse, expiration, termination or cancellation of any option prior to the issuance of shares thereunder, those shares may again be used for new awards under this Plan.

              6. Stock Option Terms. Stock options shall consist of options to purchase shares of Common Stock of the Company and shall be either incentive stock options or non-qualified stock options as determined by the Committee. The option price shall be not less than 100% of the fair market value of the shares on the date the option is granted and the price may be paid by check or, in the discretion of the Committee, by the delivery (or certification of ownership) of shares of Common Stock of the Company then owned by the participant. In the discretion of the Committee, payment may also be made by delivering a properly-executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. Stock options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant; provided, however, that no stock option shall be exercisable prior to six months after the option grant date nor later than ten years after the grant date. In the event of termination of employment, all stock options shall terminate at such times and upon such conditions as the Committee shall, in its discretion, set forth in such option at the date of grant. The aggregate fair market value (determined as of the time the option is granted) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company and its subsidiaries) shall not exceed $100,000.

              7. Non-transferability. Stock options granted under this Plan shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the participant's lifetime only by the participant or the participant's guardian or legal representative. Notwithstanding the foregoing, at the discretion of the Committee, a grant of an option may permit the transfer of the option by the participant solely to members of the participant's immediate family or trusts or family partnerships for the benefit of such persons, subject to such terms and conditions as may be established by the Committee.

              8. Change in Control. In the event of a change in control of the Company, all outstanding stock options shall become immediately exercisable. For these purposes, change in control shall mean the occurrence of any of the following events, as a result of one transaction or a series of transactions:

              (a) any "person" (as that term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding the Company and any qualified or non-qualified plan maintained by the Company) becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under such Act), directly or indirectly, of securities of the Company representing more than 30% of the combined voting power of the Company's then outstanding securities;

              (b) the stockholders of the Company approve a transaction in which the Company will be combined (by merger, share exchange, consolidation, or otherwise) with another corporation and as a result of such combination, less than 50% of the outstanding securities of the surviving or resulting corporation will be owned in the aggregate by the former stockholders of the
        Company; or

              (c) individuals who constitute a majority of the Board of Directors of the Company immediately prior to a contested election for positions on the Board cease to constitute a majority as a result of such contested election; or

              (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

              9. Other Provisions. The award of any option under the Plan may also be subject to other provisions (whether or not applicable to the benefit awarded to any other participant) as the Committee determines appropriate, including such provisions as may be required to comply with federal or state securities laws and stock exchange requirements and understandings or conditions as to the participant's employment.

              10. Fair Market Value. The fair market value of the Company's Common Stock at any time shall be determined in such manner as the Committee may deem equitable or as required by applicable law or regulation.

              11.    Adjustment Provisions.

              (a) If the Company shall at any time change the number of issued shares of Common Stock without new consideration to the Company (such as by stock dividend or stock split), the total number of shares reserved for issuance under this Plan, the maximum number of option shares which may be awarded to any participant in any fiscal year, and the number of shares covered by each outstanding option shall be adjusted so that the aggregate consideration payable to the Company, if any, shall not be changed.

              (b) Notwithstanding any other provision of this Plan, and without affecting the number of shares reserved or available hereunder, the Board of Directors may authorize the issuance or assumption of options in connection with any merger, consolidation, exchange offer, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

              (c) In the event of any merger, consolidation, exchange offer, acquisition or reorganization of the Company with any other corporation, there shall be substituted, on an equitable basis as determined by the Committee, for each share of Common Stock then reserved for issuance under the Plan and for each share of Common Stock then subject to an option granted under the Plan, the number and kind of shares of stock, other securities, cash or other property to which holders of Common Stock of the Company will be entitled pursuant to the transaction.

              12. Taxes. The Company shall be entitled to withhold the amount of any tax attributable to any shares deliverable under the Plan after giving the person entitled to receive the shares notice as far in advance as practicable and the Company may defer making delivery of the shares if any such tax is payable until indemnified to its satisfaction. The Committee may, in its discretion and subject to rules which it may adopt, permit a participant to pay all or a portion of the taxes arising from the exercise of any option under the Plan by electing to have the Company withhold shares of Common Stock from the shares otherwise deliverable to the participant, having a fair market value equal to the amount to be withheld.

              13. Term of Program; Amendment, Modification or Cancellation of Benefits. No benefit shall be granted more than ten years after the date of the adoption of this Plan by the Board of Directors of the Company; provided, however, that the terms and conditions applicable to any benefits granted prior to such date may at any time be amended by mutual agreement between the Committee and the participant or any other persons as may then have an interest therein and may be unilaterally modified by the Committee whenever such modification is deemed necessary to protect the Company or its stockholders.
In addition, options may be granted to a participant under this Plan or under any other stock option plan of the Company in substitution and exchange for, and in cancellation of, any options previously granted such participant under any such plan.

              14. Amendment or Discontinuation of Plan. The Board of Directors may amend the Plan at any time, provided that no amendment which increases the number of reserved shares shall be effective unless approved within 12 months after the date of its adoption by the affirmative vote of a majority of the stockholders entitled to vote thereon. The Board of Directors may suspend the Plan or discontinue the Plan at any time; provided, however, that no such action shall adversely affect any outstanding option.

              15. Stockholder Approval. The Plan was adopted by the Board of Directors on September 16, 1996, subject to stockholder approval. The Plan and any options granted hereunder shall be null and void if stockholder approval is not obtained at the 1996 annual meeting of stockholders.

                                                                       EXHIBIT C



                            HEALTH MANAGEMENT, INC.

                          EMPLOYEE STOCK PURCHASE PLAN


              1. Purpose. Health Management, Inc., a Delaware corporation (the "Company"), hereby adopts this Employee Stock Purchase Plan (the "Plan"). The purpose of the Plan is to provide an opportunity for the employees of the Company and any designated subsidiaries to purchase shares of the Common Stock of the Company through voluntary automatic payroll deductions, thereby attracting, retaining and rewarding such persons and strengthening the mutuality of interest between such persons and the Company's stockholders.

              2. Shares Subject to Plan. An aggregate of 2,000,000 shares (the "Shares") of Common Stock of the Company may be sold pursuant to the Plan. Such Shares may be authorized but unissued Common Stock, treasury shares or Common Stock purchased in the open market. If there is any change in the outstanding shares of Common Stock by reason of a stock dividend or distribution, stock split, recapitalization, combination or exchange of shares, or a merger, consolidation or other corporate reorganization in which the Company is the surviving corporation, the number of Shares available for sale shall be equitably adjusted by the Committee appointed to administer the Plan to give proper effect to such change.

              3. Administration. The Plan shall be administered by a committee (the "Committee") which shall be the Compensation Committee of the Board of Directors or another committee consisting of not less than two directors of the Company appointed by the Board, all of whom shall qualify as outside directors within the meaning of Securities and Exchange Commission Regulation Section 240.16b-3 or any successor regulation. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Shares made available hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Board, no member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated or, except in circumstances involving his or her bad faith, gross negligence or fraud, for any act or failure to act by the member or employee.

              4. Eligibility. All regular employees of the Company, and of each qualified subsidiary of the Company designated for participation by the Board of Directors, other than:

              (a) employees whose customary employment is 20 hours or less per week;

              (b) employees whose customary employment is for not more than 5 months per year; and

              (c) Employees who have been employed for less than two years or such shorter period of time as may be designated by the Committee;

shall be eligible to participate in the Plan. For the purposes of this Plan, the term "qualified subsidiary" means any corporation, 50% or more of the total combined voting power of all classes of stock in which is now owned or hereafter acquired by the Company or any such qualified subsidiary.

              5.  Participation.    An eligible employee may elect to
participate in the Plan as of any "Enrollment Date". Enrollment Dates shall occur on the first day of an Offering Period (as defined in paragraph 8). Any such election shall be made by completing and forwarding to the Company an enrollment and payroll deduction authorization form prior to such Enrollment Date, authorizing payroll deductions in such amount as the employee may request but in no event less than the minimum nor more than the maximum amount as the Committee shall determine. A participating employee may increase or decrease his payroll deductions as of any subsequent Enrollment Date by completing and forwarding to the Company a revised payroll deduction authorization form; provided, that changes in payroll deductions shall not be permitted to the extent that they would result in total payroll deductions below the minimum or above the maximum amount as is specified by the Committee. An eligible employee may not initiate, increase or decrease payroll deductions as of any date other than an Enrollment Date except by withdrawing from the Plan as provided in paragraph 7.

              6. Payroll Deduction Accounts. The Company shall establish on its books and records a "Payroll Deduction Account" for each participating employee, and shall credit all payroll deductions made on behalf of each employee pursuant to paragraph 5 to his or her Payroll Deduction Account. No interest shall be credited to any Payroll Deduction Account.

              7. Withdrawals. An employee may withdraw from an Offering Period at any time by completing and forwarding a written notice to the Company. Upon receipt of such notice, payroll deductions on behalf of the employee shall be discontinued commencing with the immediately following payroll period, and such employee may not again be eligible to participate in the Plan until the second subsequent Enrollment Date. Amounts credited to the Payroll Deduction Account of any employee who withdraws shall be refunded to the employee as soon as practicable after the withdrawal.

              8. Offering Periods. The Plan shall be implemented by consecutive six-month Offering Periods with a new Offering Period commencing on the first trading day on or after the first day of each January and July during the term of the Plan, or on such other date as the Committee shall determine, and continuing thereafter to the end of such period, subject to termination in accordance with paragraph 17 hereof. The first Offering Period hereunder shall commence on January 1, 1997. "Trading day" shall mean a day on which the NASDAQ National Market System ("NASDAQ") is open for trading. The Committee shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings. The last trading day of each Offering Period prior to the termination of the Plan (or such other trading date as the Committee shall determine) shall constitute the purchase dates (the "Share Purchase Dates") on which each employee for whom a Payroll Deduction Account has been maintained shall purchase the number of Shares determined under paragraph 9(a). Notwithstanding the foregoing, the Company shall not permit the exercise of any right to purchase Shares

              (a) to an employee who, immediately after the right is granted, would own shares possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary; or

              (b) which would permit an employee's rights to purchase shares under this Plan, or under any other qualified employee stock purchase plan maintained by the Company or any subsidiary, to accrue at a rate in excess of $25,000 in fair market value for each calendar year.

For the purposes of subparagraph (a), the provisions of Section 424(d) of the Internal Revenue Code shall apply in determining the stock ownership of an employee, and the shares which an employee may purchase under outstanding rights or options shall be treated as shares owned by the employee.

              9.  Purchase of Shares.

              (a) Subject to the limitations set forth in paragraphs 7 and 8, each employee participating in an offering shall purchase as many whole Shares (plus any fractional interest in a Share) as may be purchased with the amounts credited to his or her Payroll Deduction Account seven days prior to the Share Purchase Date (or such other date as the Committee shall determine) (the "Cutoff Date"). Employees may purchase Shares only through payroll deductions, and cash contributions shall not be permitted.

              (b) The "Purchase Price" for Shares purchased under the Plan shall be not less than the lesser of (i) an amount equal to 85% of the closing price of shares of Common Stock at the beginning of the Offering Period or (ii) an amount equal to 85% of the closing price of shares of Common Stock on the Share Purchase Date. For these purposes, the closing price shall be as reported on NASDAQ in the Wall Street Journal, Midwest Edition. The Committee shall have the authority to establish a different Purchase Price as long as any such Purchase Price complies with the provisions of Section 423 of the Code.

              (c) On each Share Purchase Date, the amount credited to each participating employee's Payroll Deduction Account as of the immediately preceding Cutoff Date shall be applied to purchase as many whole Shares (plus any fractional interest in a Share) as may be purchased with such amount at the applicable Purchase Price. Any amount remaining in an employee's Payroll Deduction Account as of the relevant Cutoff Date in excess of the amount that may properly be applied to the purchase of Shares shall be refunded to the employee as soon as practicable.

              10. Brokerage Accounts or Plan Share Accounts. By enrolling in the Plan, each participating employee shall be deemed to have authorized the establishment of a brokerage account on his or her behalf at a securities brokerage firm selected by the Committee. Alternatively, the Committee may provide for Plan share accounts for each participating employee to be established by the Company or by an outside entity selected by the Committee which is not a brokerage firm. Shares purchased by an employee pursuant to the Plan shall be held in the employee's brokerage or Plan share account ("Plan Share Account") in his or her name, or if the employee so indicates on his or her payroll deduction authorization form, in the employee's name jointly with a member of the employee's family, with right of survivorship.

              11. Rights as Stockholder. An employee shall have no rights as a stockholder with respect to Shares subject to any rights granted under this Plan until payment for such Shares has been completed at the close of business on the relevant Share Purchase Date.

              12. Certificates. Certificates for Shares purchased under the Plan will not be issued automatically. However, certificates for whole Shares purchased shall be issued as soon as practicable following an employee's written request. The Company may make a reasonable charge for the issuance of such certificates. Fractional interests in Shares shall be carried forward in an employee's Plan Share Account until they equal one whole Share or until the termination of the employee's participation in the Plan, in which event an amount in cash equal to the value of such fractional interest shall be paid to the employee in cash.

              13. Termination of Employment. If a participating employee's employment is terminated for any reason, if an employee dies, if an employee is granted a leave of absence of more than 90 days duration, or if an employee otherwise ceases to be eligible to participate in the Plan, payroll deductions on behalf of the employee shall be discontinued and any amounts then credited to the employee's Payroll Deduction Account shall be refunded to the employee as soon as practicable.

              14. Rights Not Transferable. Rights granted under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during an employee's lifetime only by the employee.

              15. Employment Rights. Neither participation in the Plan, nor the exercise of any right granted under the Plan, shall be made a condition of employment, or of continued employment with the Company or any subsidiary. Participation in the Plan does not limit the right of the Company or any subsidiary to terminate a participating employee's employment at any time or give any right to an employee to remain employed by the Company or any subsidiary in any particular position or at any particular rate of remuneration.

              16. Application of Funds. All funds received by the Company for Shares sold by the Company on any Share Purchase Date pursuant to this Plan may be used for any corporate purpose.

              17. Amendments and Termination. The Board of Directors may amend the Plan at any time, provided that no such amendment shall be effective unless approved within 12 months after the date of the adoption of such amendment by the affirmative vote of stockholders holding shares of Common Stock entitled to a majority of the votes represented by all outstanding shares of Common Stock entitled to vote if such stockholder approval is required for the Plan to continue to comply with the requirements of Securities and Exchange Commission Regulation Section 240.16b-3 and Section 423 of the Internal Revenue Code. The Board of Directors may suspend the Plan or discontinue the Plan at any time. Upon termination of the Plan, all payroll deductions shall cease and all amounts then credited to the participating employees' Payroll Deduction Accounts shall be equitably applied to the purchase of whole Shares then available for sale, and any remaining amounts shall be promptly refunded to the participating employees.

              18. Applicable Laws. This Plan, and all rights granted hereunder, are intended to meet the requirements of an "employee stock purchase plan" under Section 423 of the Internal Revenue Code, as from time to time amended, and the Plan shall be construed and interpreted to accomplish this intent. Sales of Shares under the Plan are subject to, and shall be accomplished only in accordance with, the requirements of all applicable securities and other laws.

              19. Expenses. Except to the extent provided in paragraph 12, all expenses of administering the Plan, including expenses incurred in connection with the purchase of Shares in the open market for sale to participating employees, shall be borne by the Company and its subsidiaries.

              20. Stockholder Approval. The Plan was adopted by the Board of Directors on September 16, 1996, subject to stockholder approval. The Plan and any action taken hereunder shall be null and void if stockholder approval is not obtained at the next annual meeting of stockholders.

                                                                       EXHIBIT D





                             STOCK OPTION AGREEMENT



              STOCK OPTION AGREEMENT, by and between HEALTH MANAGEMENT, INC., a Delaware corporation ("HMI" or the "Corporation") and W. James Nicol (the "Optionee"). In partial consideration of the services that have been provided, and will in the future be provided, by the Optionee to the Corporation, but subject to the approval of the shareholders of the Corporation at the next annual meeting thereof, the Corporation hereby grants to the Optionee the option (the "Option") to purchase a total of Five Hundred Thousand (500,000) shares (the "Shares") of the common stock of HMI, par value $.03 per share ("Common Stock"), as of May 1, 1996 (the "Date of Grant"), subject in all respects to the terms and conditions hereafter provided:

       1. EXERCISE PRICE. The per share exercise price of the Shares which may be purchased under the Option have been repriced to be equal to $4.16, being the average closing price of a Share of Common Stock on the NASDAQ National Market System for the five (5) trading days preceding the Date of Grant of this Option (the "Purchase Price").

       2. VESTING SCHEDULE. Subject to such further limitations or exceptions as are provided herein, the Option shall become vested and exercisable on a cumulative basis as follows:

              (a) With respect to 166,666 or approximately one-third (1/3) of the Shares, on and after May 1, 1997; and

              (b) With respect to 166,666 or approximately one-third (1/3) of the Shares, on and after May 1, 1998; and

              (c) With respect to 166,667 or approximately one-third (1/3) of the Shares, on and after May 1, 1999.

       3. MANNER OF EXERCISE. The Optionee may exercise the Option as to all or any lesser number of whole Shares of Common Stock covered hereby (subject to Paragraph 2 above) by providing to HMI (a) written notice of exercise in a form substantially attached hereto as Exhibit A, delivered or mailed to the Secretary or Assistant Secretary of HMI at its principal office, specifying the number of Shares as to which the Option is being exercised and identifying the Option by Date of Grant, and (b) payment to HMI of the Purchase Price for the number of Shares with respect to which the Option is being exercised; provided, however, that the minimum number of Shares with respect to which the Option may be exercised at any one time shall be 500, unless the number of Shares with respect to which the Option is being exercised is the total number of Shares subject to exercise under the Option at the time. If the Option is being exercised with respect to less than all the Shares then appropriate notations shall be made on Schedule 1 hereto by HMI's Secretary or Assistant Secretary and returned to the Optionee. The Purchase Price of the Shares as to which the Option shall be exercised shall be paid to HMI at the time of exercise either in cash or in shares of Common Stock previously owned by the Optionee and having a total Fair Market Value (as such term is defined below) as of the close of the business day immediately preceding the date of delivery of the notice of election to exercise the Option equal to the Purchase Price, or in a combination of cash and such shares. Any shares of Common Stock being delivered must be accompanied by a duly executed assignment to HMI, in blank, or with stock powers attached, together with a written representation that such shares of Common Stock are owned by the Optionee free and clear of all liens, claims and encumbrances and such other representations as HMI shall reasonably determine. Only whole shares of Common Stock with a Fair Market Value up to, but not exceeding, the Purchase Price of the Shares to which the Option is being exercised will be accepted hereunder. Delivery of shares of Common Stock may be made at the offices of HMI or at the offices of the transfer agent appointed for the transfer of shares of Common Stock of HMI. It shall be a condition to HMI's obligation to deliver Shares upon exercise of any portion of the Option that the Optionee pay, or make provision satisfactory to HMI for the payment of, any taxes which HMI is obligated to withhold or collect with respect to such exercise or otherwise with respect to the Option. Upon exercise of this Option as provided herein, HMI shall issue to Optionee such Shares as Optionee may purchase hereunder and deliver a certificate therefor. For purposes hereof, "Fair Market Value" of a share of Common Stock shall mean the closing market price as reported on the NASDAQ National Market System or another recognized market source on the applicable date of reference hereunder, or if there is no sale on such date, then the closing market price as reported on the NASDAQ National Market System or another recognized market source on the last previous day on which a sale is reported.

       4.     TERMINATION OF OPTION.

              (a) The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of seven
              (7) years from the Date of Grant (the "Option Term").

              (b) If the Optionee ceases for any reason to be employed by the Corporation (such cessation being a "termination of employment"), the Option, to the extent not previously exercised, shall terminate and become null and void upon one year after such termination of employment, but in no event, however, shall such period extend beyond the Option Term.

                     (c) A transfer of the Optionee's employment between the Corporation and any subsidiary of the Corporation, or between any subsidiaries of the Corporation, shall not be deemed to be a termination of employment.

                     (d) Notwithstanding any other provisions set forth herein, if the Optionee (i) commits any act of malfeasance or wrongdoing affecting the Corporation or any subsidiary of the Corporation, (ii) breaches any covenant not to compete, or employment contract, with the Corporation or any subsidiary of the Corporation, or (iii) engages in conduct that would warrant the Optionee's discharge for cause (excluding general dissatisfaction with the performance of the Optionee's duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon the Corporation or any subsidiary of the Corporation), any unexercised portion of the Option shall immediately terminate and be void.

       5. EFFECT OF CERTAIN TRANSACTIONS. In the event of a Change of Control (as defined below), the unvested portion of the Option shall automatically accelerate, and the Optionee shall have the right to exercise all or any portion of the Option, in addition to any portion of the Option exercisable prior to such event, for at least 15 days prior to the contemplated date of the consummation of such event, whether or not otherwise exercisable during such period; provided, however, that in no event shall the Option be exercisable beyond the Option Term. For purposes of this Agreement, the term "Change of Control" shall mean the occurrence of any of the following events subsequent to the Date of Grant:

              (i) Any "person" (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing fifty percent (50%) or more of the total voting power represented by the Corporation's then outstanding voting securities; or

              (ii) Any merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation that would result in the joint securities of the Corporation outstanding immediately prior thereto continuing to represent (50%) or more of the total voting power represented by the Corporation's then outstanding voting securities (either by remaining outstanding or by being converted into voting securities of the Corporation or such other surviving entity outstanding immediately after such merger or consolidation); or

              (iii) A majority of the directors of the Corporation which were not nominated by the Corporation's management (or were nominated by management pursuant to an agreement with persons that acquired sufficient voting securities of the Corporation to de facto control it) are elected to the Board of Directors by the Corporation's shareholders; or

              (iv) the shareholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.

       6. ADJUSTMENTS. If HMI shall, at any time prior to the expiration of the Option and prior to the exercise thereof: (a) declare or pay to the holders of the Common Stock a dividend payable in any kind of shares of Common Stock of HMI; or (b) change or divide or otherwise reclassify its Common Stock into the same or different number of shares with or without par value, or into shares of any class or classes; or (c) consolidate or merge with, or transfer all or substantially all of its property to, any other corporation; or (d) make any distribution of its assets to holders of its Common Stock as a liquidation or partial liquidation dividend or by way of return of capital; then, upon the subsequent exercise of the Option, the Optionee thereof shall receive for the exercise price, in addition to or in substitution for the Shares which he would otherwise then be entitled upon such exercise, such additional Shares or scrip of HMI, or such reclassified shares of stock of HMI, or such shares of the securities or property of HMI resulting from such consolidation or merger or transfer of such assets of the Corporation, which he would have been entitled to receive had he exercised the Option prior to the happening of any of the foregoing events.

       7. COVENANTS. Neither the Option nor the Shares for which the Option may be exercised have been registered under the Securities Act of 1933 or the securities law of any state of the United States. The Option has been, and any Shares acquired upon exercise of the Option will be, acquired for investment and not with a view to distribution or resale, and may not be sold, pledged, hypothecated, alienated or otherwise assigned or transferred without an effective registration statement for the Option or Shares under the Securities Act of 1933 or an opinion of counsel satisfactory to HMI that registration is not required under such Act. All certificates for Shares shall be subject to such stop orders and other restrictions or conditions as the Board of Directors or the Executive Committee thereof may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state securities laws. Any Shares issued upon the exercise of the Option prior to any registration thereof shall bear a legend substantially in the following form:

                     "The shares represented by this Certificate have not been registered under the Securities Act of 1933. These shares have been acquired for investment and not with a view to distribution or resale, and may not be sold, pledged, hypothecated, alienated or otherwise assigned or transferred without an effective registration statement for such shares under the Securities Act of 1933 or an opinion of counsel for the Corporation that registration is not required under such Act."

       8. NO RIGHTS AS SHAREHOLDER. Optionee shall have no rights as a stockholder with respect to any Shares covered by the Option until he shall have become the holder of record of such Shares, and no adjustment shall be made for dividends of any kind or other rights for which the record date is prior to the date upon which Optionee shall become a holder of record, except as provided in paragraph 6 hereof.

       9. NON-TRANSFERABILITY. The Option granted hereunder may not be transferred by the Optionee except in the event of his death to his legal representative or to the person or persons who shall have acquired the Option by bequest or inheritance; provided, however, that such Option must be exercised within one year of the Optionee's death but in no event beyond the Option Term; and provided further that the Option may be transferred to members of the Optionee's immediate family or trusts or family partnerships for the benefit of such persons. During the lifetime of the Optionee, the Option may be exercised only by the Optionee, by his legal guardian or legal representative or his permitted transferees. Any permitted transferee of the Option granted hereunder shall be subject to the terms and conditions of this Option. Any purported transfer, assignment, pledge, or encumbrance of the Option hereunder, except as expressly permitted herein, shall be void and ineffectual.

       10. EMPLOYMENT NOT AFFECTED. Neither the granting of the Option nor its exercise shall be construed as granting to the Optionee any right with respect to continued employment by HMI. Except as may otherwise be limited by a written agreement between HMI and the Optionee, the right of HMI to terminate at will the Optionee's employment with it at any time (whether by dismissal, discharges, retirement or otherwise) is specifically reserved by HMI and acknowledged by the Optionee.

       11. NOTICE. Any notice to HMI provided for in this instrument shall be addressed to it in care of its Secretary or its Assistant Secretary at its executive office at 1371-A Abbott Court, Buffalo Grove, IL 60089, and any notice to the Optionee shall be addressed to the Optionee at the address set forth below the Optionee's signature. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

       12. TAX TREATMENT. The Option is not intended to qualify as an "incentive stock option" under Section 422A of the Internal Revenue Code of 1986, as amended.

       13. AMENDMENT OF OPTION. This Agreement may be not amended without the consent of the Optionee except to comply with applicable federal or state securities laws, rules and regulations.

       14. GOVERNING LAW. THE VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT OF THIS INSTRUMENT SHALL EXCLUSIVELY BE GOVERNED BY AND DETERMINED IN ACCORDANCE WITH THE LAW OF THE STATE OF ILLINOIS.

       15. STOCKHOLDER APPROVAL. The Option being granted pursuant to this Agreement and all rights hereunder shall be null and void unless approved by the shareholders of the Corporation at or before the next annual meeting of shareholders of the Corporation.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the Date of Grant.



                                                HEALTH MANAGEMENT, INC.




          , 1996
----------                                      -------------------------------
                                                Andre C. Dimitriadis, Chairman
                                                of the Board



                                                ATTEST:



          , 1996
----------                                      -------------------------------
                                                Paul Jurewicz, Assistant
                                                Secretary


          , 1996
----------                                      -------------------------------
                                                W. James Nicol: Optionee



                                                Optionee's Address:

                                                -------------------------------

                                                -------------------------------

                                                -------------------------------

                                                                      SCHEDULE 1



                        NOTATIONS AS TO PARTIAL EXERCISE

                       Number of    Balance of
                       Shares       Shares on     Company Secretary or
 Date of Exercise      Purchased    Option        Asst. Secretary Signature    Notation Date
 ----------------      ---------    ----------    -------------------------    -------------




                                                                      SCHEDULE A



                           STOCK OPTION EXERCISE FORM



                                                  -------------------------
                                                  (Date)



Health Management, Inc.
1371-A Abbott Court
Buffalo Grove, IL  60089

Attention:  Secretary/Assistant Secretary


Dear Sirs:

         The undersigned elects to exercise the Option to purchase _________ shares, $.03 par value, of the Common Stock ("Common Stock") of Health Management, Inc. ("HMI") under and pursuant to the Stock Option Agreement (the "Agreement") between HMI and the undersigned dated as of April 19, 1996.

                 Delivered herewith in payment of the option price is:

                 1.       a check in the amount of $________ and/or

                 2. certificates for ______ shares of Common Stock of HMI valued at $__________ with appropriate stock powers attached thereto, which shares are owned by the undersigned free and clear of all liens, claims and encumbrances.

         If the shares of Common Stock to be delivered to the undersigned upon this exercise of the Option granted under the Agreement, are not subject to a current registration statement filed under the Securities Act of 1933, as amended (the "Act"), the undersigned hereby represents and agrees that all of the shares of Common Stock being purchased hereunder are being acquired for investment and not with the view to the sale or distribution thereof, and that the undersigned understands that such shares of Common Stock are not currently registered under the Act and may not be sold, pledged, hypothecated, alienated or otherwise assigned or transferred in the absence of registration under the Act or an opinion of counsel for the Corporation to the effect that such registration is not required under the Act.

         Please deliver the certificates for the shares being issued hereunder to:

                                        --------------------------

                                        --------------------------

                                        --------------------------



                                                     Very truly yours,


                                                     -------------------------
                                                     Optionee

                                                                       EXHIBIT E



                             STOCK OPTION AGREEMENT


                 STOCK OPTION AGREEMENT, by and between HEALTH MANAGEMENT,
INC., a Delaware corporation ("HMI" or the "Corporation") and [name of director] (the "Optionee"). In partial consideration of the services that have been provided, and will in the future be provided, by the Optionee to the Corporation, but subject to the approval of the shareholders of the Corporation at the next annual meeting of shareholders (the "Next Annual Meeting"), the Corporation hereby grants to the Optionee the option (the "Option") to purchase
a total of       Thousand (      ) shares (the "Shares") of the common stock of
HMI, par value $.03 per share ("Common Stock"), as of May 6, 1996 (the "Date of Grant"), subject in all respects to the terms and conditions hereafter provided:

         1. EXERCISE PRICE. The per share exercise price of the Shares which may be purchased under the Option have been repriced to be equal to $4.16, being to the average closing price of a Share of Common Stock on the NASDAQ National Market System for the five (5) trading days preceding the Date of Grant of this Option (the "Purchase Price").

         2. VESTING SCHEDULE. Subject to such further limitations or exceptions as are provided herein, the Option shall become vested and exercisable on a cumulative basis on the following dates (each, a "Vesting Date"):

                 (a)      With respect to        or approximately one-third
                 (1/3) of the Shares, on and after the first anniversary of the Next Annual Meeting; and

                 (b)      With respect to        or approximately one-third
                 (1/3) of the Shares, on and after the second anniversary of the Next Annual Meeting; and

                 (c)      With respect to        or approximately one-third
                 (1/3) of the Shares, on and after the third anniversary of the Next Annual Meeting.

         3. MANNER OF EXERCISE. The Optionee may exercise the Option as to all or any lesser number of whole Shares of Common Stock covered hereby (subject to Paragraph 2 above) by providing to HMI (a) written notice of exercise in a form substantially attached hereto as Exhibit A, delivered or mailed to the Secretary or Assistant Secretary of HMI at its principal office, specifying the number of Shares as to which the Option is being exercised and identifying the Option by Date of Grant, and (b) payment to HMI of the Purchase Price for the number of Shares with respect to which the Option is being exercised; provided, however, that the minimum number of Shares with respect to which the Option may be exercised at any one time shall be 500, unless the number of Shares with respect to which the Option is being exercised is the total number of Shares subject to exercise under the Option at the time. If the Option is being exercised with respect to less than all the Shares then appropriate notations shall be made on
                 Schedule 1 hereto by HMI's Secretary or Assistant Secretary and returned to the Optionee. The Purchase Price of the Shares as to which the Option shall be exercised shall be paid to HMI at the time of exercise either in cash or in shares of Common Stock previously owned by the Optionee and having a total Fair Market Value (as such term is defined below) as of the close of the business day immediately preceding the date of delivery of the notice of election to exercise the Option equal to the Purchase Price, or in a combination of cash and such shares. Any shares of Common Stock being delivered must be accompanied by a duly executed assignment to HMI, in blank, or with stock powers attached, together with a written representation that such shares of Common Stock are owned by the Optionee free and clear of all liens, claims and encumbrances and such other representations as HMI shall reasonably determine. Only whole shares of Common Stock with a Fair Market Value up to, but not exceeding, the Purchase Price of the Shares to which the Option is being exercised will be accepted hereunder. Delivery of shares of Common Stock may be made at the offices of HMI or at the offices of the transfer agent appointed for the transfer of shares of Common Stock of HMI. It shall be a condition to HMI's obligation to deliver Shares upon exercise of any portion of the Option that the Optionee pay, or make provision satisfactory to HMI for the payment of, any taxes which HMI is obligated to withhold or collect with respect to such exercise or otherwise with respect to the Option. Upon exercise of this Option as provided herein, HMI shall issue to Optionee such Shares as Optionee may purchase hereunder and deliver a certificate therefor. For purposes hereof, "Fair Market Value" of a share of Common Stock shall mean the closing market price as reported on the NASDAQ National Market System or another recognized market source on the applicable date of reference hereunder, or if there is no sale on such date, then the closing market price as reported on the NASDAQ National Market System or another recognized market source on the last previous day on which a sale is reported.

         4.      TERMINATION OF OPTION.

                 (a) The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void immediately after the expiration of seven (7) years from the Date of Grant (the "Option Term").

                 (b) Notwithstanding paragraph (a) if (i) the Optionee is not re-elected as a director at the Next Annual Meeting, (ii) during the one-year period preceding any Vesting Date, the Optionee attends less than 75% of the meetings of the

                 Board of Directors of the Corporation which he is entitled to attend, or (iii) the Optionee voluntarily resigns as a director, the Optionee will be entitled to exercise the Option with respect to only those Shares that had become exercisable pursuant to paragraph 2 through the date of such resignation, and the Option shall be exercisable by the Optionee with respect to those Shares until expiration of the Option Term; in all other instances the Optionee's continued service as a director of HMI shall not effect his rights hereunder.

         5. EFFECT OF CERTAIN TRANSACTIONS. In the event of a Change of Control (as defined below), the unvested portion of the Option shall automatically accelerate, and the Optionee shall have the right to exercise all or any portion of the Option, in addition to any portion of the Option exercisable prior to such event, for at least 15 days prior to the contemplated date of the consummation of such event, whether or not otherwise exercisable during such period; provided, however, that in no event shall the Option be exercisable beyond the Option Term. For purposes of this Agreement, the term "Change of Control" shall mean the occurrence of any of the following events subsequent to the Date of Grant:

                 (i) Any "person" (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing fifty percent (50%) or more of the total voting power represented by the Corporation's then outstanding voting securities; or

                 (ii) Any merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation that would result in the joint securities of the Corporation outstanding immediately prior thereto continuing to represent (50%) or more of the total voting power represented by the Corporation's then outstanding voting securities (either by remaining outstanding or by being converted into voting securities of the Corporation or such other surviving entity outstanding immediately after such merger or consolidation); or

                 (iii) A majority of the directors of the Corporation which were not nominated by the Corporation's management (or were nominated by management pursuant to an agreement with persons that acquired sufficient voting securities of the Corporation to de facto control it) are elected to the Board of Directors by the Corporation's shareholders; or

                 (iv) the shareholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.

         6. ADJUSTMENTS. If HMI shall, at any time prior to the expiration of the Option and prior to the exercise thereof:
                 (a) declare or pay to the holders of
                 the Common Stock a dividend payable in any kind of shares of Common Stock of HMI; or (b) change or divide or otherwise reclassify its Common Stock into the same or different number of shares with or without par value, or into shares of any class or classes; or (c) consolidate or merge with, or transfer all or substantially all of its property to, any other corporation; or (d) make any distribution of its assets to holders of its Common Stock as a liquidation or partial liquidation dividend or by way of return of capital; then, upon the subsequent exercise of the Option, the Optionee thereof shall receive for the exercise price, in addition to or in substitution for the Shares which he would otherwise then be entitled upon such exercise, such additional Shares or scrip of HMI, or such reclassified shares of stock of HMI, or such shares of the securities or property of HMI resulting from such consolidation or merger or transfer of such assets of the Corporation, which he would have been entitled to receive had he exercised the Option prior to the happening of any of the foregoing events.

         7. COVENANTS. Neither the Option nor the Shares for which the Option may be exercised have been registered under the Securities Act of 1933 or the securities law of any state of the United States. The Option has been, and any Shares acquired upon exercise of the Option will be, acquired for investment and not with a view to distribution or resale, and may not be sold, pledged, hypothecated, alienated or otherwise assigned or transferred without an effective registration statement for the Option or Shares under the Securities Act of 1933 or an opinion of counsel satisfactory to HMI that registration is not required under such Act. All certificates for Shares shall be subject to such stop orders and other restrictions or conditions as the Board of Directors or the Executive Committee thereof may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state securities laws. Any Shares issued upon the exercise of the Option prior to any registration thereof shall bear a legend substantially in the following form:

                       "The shares represented by this Certificate have not been registered under the Securities Act of 1933. These shares have been acquired for investment and not with a view to distribution or resale, and may not be sold, pledged, hypothecated, alienated or otherwise assigned or transferred without an effective registration statement for such shares under the Securities Act of 1933 or an opinion of counsel for the Corporation that gistration is not required under such act."

         8. NO RIGHTS AS SHAREHOLDER. Optionee shall have no rights as a stockholder with respect to any Shares covered by the Option until he shall have become the holder of record of such Shares, and no adjustment shall be made for dividends of any kind or other rights for which the record date is prior to the date upon which Optionee shall become a holder of record, except as provided in paragraph 6 hereof.

         9. NON-TRANSFERABILITY. The Option granted hereunder may not be transferred by the Optionee except in the event of his death to his legal representative or to the person or persons who shall have acquired the Option by bequest or inheritance; provided, however, that such Option must be exercised within one year of the Optionee's death but in no event beyond the Option Term; and provided further that the Option may be transferred to members of the Optionee's immediate family or trusts or family partnerships for the benefit of such persons. During the lifetime of the Optionee, the Option may be exercised only by the Optionee, by his legal guardian or legal representative or by his permitted transferees. Any permitted transferee of the Option granted hereunder shall be subject to the terms and conditions of this Option. Any purported transfer, assignment, pledge, or encumbrance of the Option hereunder, except as expressly permitted herein, shall be void and ineffectual.

         10. NOTICE. Any notice to HMI provided for in this instrument shall be addressed to it in care of its Secretary or its Assistant Secretary at its executive office at 1371-A Abbott Court, Buffalo Grove, IL 60089, and any notice to the Optionee shall be addressed to the Optionee at the address set forth below the Optionee's signature. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

         11. TAX TREATMENT. The Option is not intended to qualify as an "incentive stock option" under Section 422A of the Internal Revenue Code of 1986, as amended.

         12. AMENDMENT OF OPTION. This Agreement may not be amended without the consent of the Optionee except to comply with applicable federal or state securities laws, rules or regulations.

         13. GOVERNING LAW. THE VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT OF THIS INSTRUMENT SHALL EXCLUSIVELY BE GOVERNED BY AND DETERMINED IN ACCORDANCE WITH THE LAW OF THE STATE OF ILLINOIS.

         14. STOCKHOLDER APPROVAL. The Option being granted pursuant to this Agreement and all rights hereunder shall be null and void unless approved by the shareholders of the Corporation at or before the Next Annual Meeting.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the Date of Grant.





                                                HEALTH MANAGEMENT, INC.



         , 1996
---------                                       -------------------------------
                                                W. James Nicol, Chief Executive
                                                Officer


                                                ATTEST:


         , 1996
---------                                       -------------------------------
                                                Paul Jurewicz, Assistant
                                                Secretary



         , 1996
---------                                       -------------------------------
                                                            : Optionee
                                                ------------


                                                Optionee's Address:


                                                -------------------------------

                                                -------------------------------

                                                -------------------------------

                                                                      SCHEDULE 1



                        NOTATIONS AS TO PARTIAL EXERCISE

                       Number of    Balance of
                       Shares       Shares on     Company Secretary or
 Date of Exercise      Purchased    Option        Asst. Secretary Signature    Notation Date
 ----------------      ---------    ----------    -------------------------    -------------




                                                                      SCHEDULE A


                           STOCK OPTION EXERCISE FORM



                                          ---------------------------
                                                    (Date)


Health Management, Inc.
1371-A Abbott Court
Buffalo Grove, IL  60089

Attention:  Secretary/Assistant Secretary

Dear Sirs:

         The undersigned elects to exercise the Option to purchase _________ shares, $.03 par value, of the Common Stock ("Common Stock") of Health Management, Inc. ("HMI") under and pursuant to the Stock Option Agreement (the "Agreement") between HMI and the undersigned dated as of May 6, 1996.

                 Delivered herewith in payment of the option price is:

                 1.       a check in the amount of $________ and/or

                 2. certificates for ______ shares of Common Stock of HMI valued at $__________ with appropriate stock powers attached thereto, which shares are owned by the undersigned free and clear of all liens, claims and encumbrances.

         If the shares of Common Stock to be delivered to the undersigned upon this exercise of the Option granted under the Agreement, are not subject to a current registration statement filed under the Securities Act of 1933, as amended (the "Act"), the undersigned hereby represents and agrees that all of the shares of Common Stock being purchased hereunder are being acquired for investment and not with the view to the sale or distribution thereof, and that the undersigned understands that such shares of Common Stock are not currently registered under the Act and may not be sold, pledged, hypothecated, alienated or otherwise assigned or transferred in the absence of registration under the Act or an opinion of counsel for the Corporation to the effect that such registration is not required under the Act.

         Please deliver the certificates for the shares being issued hereunder to:

                                        -------------------------

                                        -------------------------

                                        -------------------------

                                                    Very truly yours,

                                                    ------------------------
                                                    Optionee

                                                                       EXHIBIT F



                             STOCK OPTION AGREEMENT


                 STOCK OPTION AGREEMENT, by and between HEALTH MANAGEMENT, INC., a Delaware corporation ("HMI" or the "Corporation") and [name of director] (the "Optionee"). In partial consideration of the services that have been provided, and will in the future be provided, by the Optionee to the Corporation, the Corporation hereby grants to the Optionee, subject to the approval of the shareholders of the Corporation at the next annual meeting of
shareholders, the option (the "Option") to purchase a total of        Thousand
(      ) shares (the "Shares") of the common stock of HMI, par value $.03 per share ("Common Stock"), as of September 9, 1996 (the "Date of Grant"), subject in all respects to the terms and conditions hereafter provided:


         1. EXERCISE PRICE. The per share exercise price of the Shares which may be purchased under the Option is equal to $4.16, being the average closing price of a Share of Common Stock on the NASDAQ National Market System for the five (5) trading days preceding September 9, 1996 (the "Purchase Price").

         2. VESTING SCHEDULE. Subject to such further limitations or exceptions as are provided herein, the Option shall become vested and exercisable on a cumulative basis as follows:

                 (a)      With respect to        or one-half (1/2) of the
                 Shares, on and after the Date of Grant (the "First Vesting Date"); and

                 (b)      With respect to        or one-half (1/2) of the
                 Shares, on and after the one year anniversary date of the First Vesting Date.

         3. MANNER OF EXERCISE. The Optionee may exercise the Option as to all or any lesser number of whole Shares of Common Stock covered hereby (subject to Paragraph 2 above) by providing to HMI (a) written notice of exercise in a form substantially attached hereto as Exhibit A, delivered or mailed to the Secretary or Assistant Secretary of HMI at its principal office, specifying the number of Shares as to which the Option is being exercised and identifying the Option by Date of Grant, and (b) payment to HMI of the Purchase Price for the number of Shares with respect to which the Option is being exercised; provided, however, that the minimum number of Shares with respect to which the Option may be exercised at any one time shall be 500, unless the number of Shares with respect to which the Option is being exercised is the total number of Shares subject to exercise under the Option at the time. If the Option is being exercised with respect to less than all the Shares then appropriate notations shall be made on Schedule 1 hereto by HMI's Secretary or Assistant Secretary and returned to the Optionee. The Purchase Price of the Shares as to which the Option shall be exercised shall be paid to HMI at the time of exercise either in cash or in shares of Common Stock previously owned by the Optionee and having a total Fair Market Value (as such term is defined below) as of the close of the business day immediately preceding the date of delivery of the notice of election to exercise the Option equal to the Purchase Price, or in a combination of cash and such shares. Any shares of Common Stock being delivered must be accompanied by a duly executed assignment to HMI, in blank, or with stock powers attached, together with a written representation that such shares of Common Stock are owned by the Optionee free and clear of all liens, claims and encumbrances and such other representations as HMI shall reasonably determine. Only whole shares of Common Stock with a Fair Market Value up to, but not exceeding, the Purchase Price of the Shares to which the Option is being exercised will be accepted hereunder.
                 Delivery of shares of Common Stock may be made at the offices of HMI or at the offices of the transfer agent appointed for the transfer of shares of Common Stock of HMI. It shall be a condition to HMI's obligation to deliver Shares upon exercise of any portion of the Option that the Optionee pay, or make provision satisfactory to HMI for the payment of, any taxes which HMI is obligated to withhold or collect with respect to such exercise or otherwise with respect to the Option. Upon exercise of this Option as provided herein, HMI shall issue to Optionee such Shares as Optionee may purchase hereunder and deliver a certificate therefor. For purposes hereof, "Fair Market Value" of a share of Common Stock shall mean the closing market price as reported on the NASDAQ National Market System or another recognized market source on the applicable date of reference hereunder, or if there is no sale on such date, then the closing market price as reported on the NASDAQ National Market System or another recognized market source on the last previous day on which a sale is reported.

         4.      TERMINATION OF OPTION.

                 (a) The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of seven (7) years from the Date of Grant (the "Option Term").

                 (b) If the Optionee voluntarily resigns from serving as a director of HMI, the Optionee will be entitled to exercise the Option with respect to only those Shares that had become exercisable pursuant to paragraph 2 through the date the date of such resignation, and the Option shall be exercisable by the Optionee with respect to those Shares until expiration of the Option Term; in all other instances (other than voluntary resignation) the Optionee's continued service as a director of HMI shall not effect his rights hereunder.

         5. EFFECT OF CERTAIN TRANSACTIONS. In the event of a Change of Control (as defined below), the unvested portion of the Option shall automatically accelerate, and the Optionee shall have the right to exercise all or any portion of the Option, in addition to any portion of the Option exercisable prior to such event, for at least 15 days prior to the contemplated date of the consummation of such event, whether or not otherwise exercisable during such period; provided, however, that in no event shall the Option be exercisable beyond the Option Term. For purposes of this Agreement, the term "Change of Control" shall mean the occurrence of any of the following events subsequent to the Date of Grant:

                 (i) Any "person" (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing fifty percent (50%) or more of the total voting power represented by the Corporation's then outstanding voting securities; or

                 (ii) Any merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation that would result in the joint securities of the Corporation outstanding immediately prior thereto continuing to represent (50%) or more of the total voting power represented by the Corporation's then outstanding voting securities (either by remaining outstanding or by being converted into voting securities of the Corporation or such other surviving entity outstanding immediately after such merger or consolidation); or

                 (iii) A majority of the directors of the Corporation which were not nominated by the Corporation's management (or were nominated by management pursuant to an agreement with persons that acquired sufficient voting securities of the Corporation to de facto control it) are elected to the Board of Directors by the Corporation's shareholders; or

                 (iv) the shareholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.

         6. ADJUSTMENTS. If HMI shall, at any time prior to the expiration of the Option and prior to the exercise thereof:
                 (a) declare or pay to the holders of the Common Stock a dividend payable in any kind of shares of Common Stock of HMI; or (b) change or divide or otherwise reclassify its Common Stock into the same or different number of shares with or without par value, or into shares of any class or classes; or
                 (c) consolidate or merge with, or transfer all or substantially all of its property to, any other corporation; or (d) make any distribution of its assets to holders of its Common Stock as a liquidation or partial liquidation dividend or by way of return of capital; then, upon the subsequent exercise of the Option, the Optionee thereof shall receive for the exercise price, in addition to or in substitution for the Shares which he would otherwise then be entitled upon such exercise, such additional Shares or scrip of HMI, or such reclassified shares of stock of HMI, or such shares of the securities or property of HMI resulting from such consolidation or merger or transfer of such assets of the Corporation, which he would have been entitled to receive had he exercised the Option prior to the happening of any of the foregoing events.

         7. COVENANTS. Neither the Option nor the Shares for which the Option may be exercised have been registered under the Securities Act of 1933 or the securities law of any state of the United States. The Option has been, and any Shares acquired upon exercise of the Option will be, acquired for investment and not with a view to distribution or resale, and may not be sold, pledged, hypothecated, alienated or otherwise assigned or transferred without an effective registration statement for the Option or Shares under the Securities Act of 1933 or an opinion of counsel satisfactory to HMI that registration is not required under such Act. All certificates for Shares shall be subject to such stop orders and other restrictions or conditions as the Board of Directors or the Executive Committee thereof may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state securities laws. Any Shares issued upon the exercise of the Option prior to any registration thereof shall bear a legend substantially in the following form:

                          "The shares represented by this Certificate have not been registered under the Securities Act of 1933. These shares have been acquired for investment and not with a view to distribution or resale, and may not be sold, pledged, hypothecated, alienated or otherwise assigned or transferred without an effective registration statement for such shares under the Securities Act of 1933 or an opinion of counsel for the Corporation that registration is not required under such Act."

         8. WAIVER OF BOARD OF DIRECTORS AND COMMITTEE FEES. In partial consideration for the grant of the Option, the Optionee agrees to waive all rights to any fees to which he may have otherwise been entitled as a member of the Board of Directors, the Special Committee, the office of the Chief Executive Office, the Audit Committee and/or the Compensation Committee, as applicable, for the period from February 18, 1996 (the date on which the Special Committee was formed) through the date on which the permanent Chief Executive Officer is appointed.

         9. NO RIGHTS AS SHAREHOLDER. Optionee shall have no rights as a stockholder with respect to any Shares covered by the Option until he shall have become the holder of record of such Shares, and no adjustment shall be made for dividends of any kind or other rights for which the record date is prior to the date upon which Optionee shall become a holder of record, except as provided in paragraph 6 hereof.

         10. NON-TRANSFERABILITY. The Option granted hereunder may not be transferred by the Optionee except in the event of his death to his legal representative or to the person or persons who shall have acquired the Option by bequest or inheritance; provided, however, that such Option must be exercised within one year of the Optionee's death but in no event beyond the Option Term; and provided further that the Option may be transferred to members of the Optionee's immediate family or trusts or family partnerships for the benefit of such persons. During the lifetime of the Optionee, the Option may be exercised only by the Optionee, by his legal guardian or legal representative or by his permitted transferees. Any permitted transferee of the Option granted hereunder shall be subject to the terms and conditions of this Option. Any purported transfer, assignment, pledge, or encumbrance of the Option hereunder, except as expressly permitted herein, shall be void and ineffectual.

         11. NOTICE. Any notice to HMI provided for in this instrument shall be addressed to it in care of its Secretary or its Assistant Secretary at its executive office at 1371-A Abbott Court, Buffalo Grove, IL 60089, and any notice to the Optionee shall be addressed to the Optionee at the address set forth below the Optionee's signature. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

         12. TAX TREATMENT. The Option is not intended to qualify as an "incentive stock option" under Section 422A of the Internal Revenue Code of 1986, as amended.

         13. AMENDMENT OF OPTION. This Agreement may not be amended without the consent of the Optionee except to comply with applicable federal and state securities laws, rules and regulations.

         14. GOVERNING LAW. THE VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT OF THIS INSTRUMENT SHALL EXCLUSIVELY BE GOVERNED BY AND DETERMINED IN ACCORDANCE WITH THE LAW OF THE STATE OF ILLINOIS.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the Date of Grant.





                                                 HEALTH MANAGEMENT, INC.


          , 1996
----------                                       ------------------------------
                                                 James R. Mieszala, Chief
                                                 Operating Officer



                                                 ATTEST:

          , 1996
----------                                       ------------------------------
                                                 Paul Jurewicz, Assistant
                                                 Secretary


          , 1996
----------                                       ------------------------------
                                                 Optionee



                                                 Optionee's Address:


                                                 ------------------------------

                                                 ------------------------------

                                                 ------------------------------

                                                                      SCHEDULE 1



                        NOTATIONS AS TO PARTIAL EXERCISE

                       Number of    Balance of
                       Shares       Shares on     Company Secretary or
 Date of Exercise      Purchased    Option        Asst. Secretary Signature    Notation Date
 ----------------      ---------    ----------    -------------------------    -------------




                                                                      SCHEDULE A



                           STOCK OPTION EXERCISE FORM


                                             -----------------------
                                                 (Date)

Health Management, Inc.
1371-A Abbott Court
Buffalo Grove, IL  60089

Attention:  Secretary/Assistant Secretary

Dear Sirs:

         The undersigned elects to exercise the Option to purchase _________ shares, $.03 par value, of the Common Stock ("Common Stock") of Health Management, Inc. ("HMI") under and pursuant to the Stock Option Agreement (the "Agreement") between HMI and the undersigned dated as of April 3, 1996.

                 Delivered herewith in payment of the option price is:

                 1.       a check in the amount of $________ and/or

                 2. certificates for ______ shares of Common Stock of HMI valued at $__________ with appropriate stock powers attached thereto, which shares are owned by the undersigned free and clear of all liens, claims and encumbrances.

         If the shares of Common Stock to be delivered to the undersigned upon this exercise of the Option granted under the Agreement, are not subject to a current registration statement filed under the Securities Act of 1933, as amended (the "Act"), the undersigned hereby represents and agrees that all of the shares of Common Stock being purchased hereunder are being acquired for investment and not with the view to the sale or distribution thereof, and that the undersigned understands that such shares of Common Stock are not currently registered under the Act and may not be sold, pledged, hypothecated, alienated or otherwise assigned or transferred in the absence of registration under the Act or an opinion of counsel for the Corporation to the effect that such registration is not required under the Act.

         Please deliver the certificates for the shares being issued hereunder to:

                                          -------------------------

                                          -------------------------

                                          -------------------------



                                                      Very truly yours,



                                                      -------------------------
                                                      Optionee

                                                                       EXHIBIT G

                            HEALTH MANAGEMENT, INC.
                             1996 STOCK OPTION PLAN
                           FOR NONEMPLOYEE DIRECTORS


                 1. Purpose. The purpose of the Health Management, Inc. 1996 Stock Option Plan for Nonemployee Directors (the "Plan") is to encourage directors who are not officers or full-time employees of Health Management, Inc. (the "Company") or any of its subsidiaries ("Nonemployee Directors") to become stockholders in the Company thereby giving them a stake in the growth and profitability of the Company, to enable them to represent the viewpoint of the stockholders of the Company more effectively and to encourage them to continue serving as directors.

                 2. Shares Reserved. There is hereby reserved for issuance under the Plan an aggregate of 250,000 shares of Common Stock which may be newly-issued or treasury shares. If there is a lapse, expiration, termination or cancellation of any option granted under this Plan, all unissued shares subject to the option may again be used for new options granted under this Plan.

                 3. Grant of Options. Each person who is or becomes a Nonemployee Director of the Company on the date of the 1996 annual meeting of stockholders and who has not previously been granted a stock option by the Company while serving as a Nonemployee Director shall be granted an option to purchase 10,000 shares of Common Stock on the first business day after the date of the annual meeting. Each person who becomes a Nonemployee Director after the date of the 1996 annual meeting shall be granted an option to purchase 10,000 shares of Common Stock on the first business day after the date of the first annual meeting which occurs during the director's period of service.

                 Each Nonemployee Director who was previously granted a stock option by the Company while serving as a Nonemployee Director or who is granted an initial option to purchase 10,000 shares of Common Stock hereunder shall be granted an additional option to purchase 2,500 shares of Common Stock on the first business day after the date of each succeeding annual meeting of stockholders on which the Nonemployee Director is a member of the Board.

                 4. Option Price. The option price for each option granted to Nonemployee Directors shall be 100% of the fair market value of the shares subject to option on the date of option grant. The option price may be paid by check or by the delivery of shares of Common Stock then owned by the participant (or certification of such ownership).

                 5. Term; Termination of Service. The option term shall be ten years. All options granted to Nonemployee Directors shall become exercisable in four equal annual installments on the first four anniversaries of the date of option grant. All options shall also become fully exercisable upon the death or retirement of a director or upon a Change in Control of the Company (as defined in Section 8 of the Health Management, Inc. 1996 Stock Option Plan). Each option shall expire three months after the date of optionee's termination of service for any reason other than death, retirement or Change of Control. In the event of death, each option shall be exercisable for a period of two years after death. In the event of retirement or termination following Change of Control, each option shall be exercisable for the balance of its term. For these purposes, retirement shall mean termination of service on the Board of Directors after the Nonemployee Director has attained age 65 and completed at least five years of service as a member of the Board or otherwise with the consent of the Board. Except in the case of death, retirement or termination following Change of Control, any option granted to a Nonemployee Director may be exercised during the indicated period following termination only to the extent the option was exercisable on the date of termination.

                 6. Nontransferability. Any option granted under this Plan shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the Nonemployee Director's lifetime only by the director or the director's guardian or legal representative. If a director dies during the option period, any option granted to the director may be exercised by his or her estate or the person to whom the option passes by will or the laws of descent and distribution. Notwithstanding the foregoing, any option granted hereunder may be transferred to the director's immediate family or trusts or family partnerships for the benefit of such persons.

                 7. Administration. This Plan is intended to be self-governing and requires no discretionary action by any administrative body with respect to any transaction under the

Plan. All grants of options to directors under the Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the terms of the Plan. To the extent, if any, that questions of administration arise, they shall be resolved by the entire Board of Directors.

              8.  Adjustment Provisions.

                 (a) If the Company shall at any time change the number of issued shares of Common Stock without new consideration to it (such as by stock dividends, stock splits or similar transactions), the total number of shares reserved for issuance under this Plan and the number of shares covered by each outstanding option shall be adjusted so that the aggregate consideration payable to the Company and the value of each option shall not be changed.

                 (b) In the case of any merger, consolidation or combination of the Company with or into another corporation, other than a merger, consolidation or combination in which the Company is the continuing corporation and which does not result in the outstanding Common Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof (an "Acquisition"), any Nonemployee Director to whom an option has been granted under the Plan shall have the right during the remaining term of such option, to receive upon exercise there of the Acquisition Consideration (as defined below) receivable upon such Acquisition by a holder of the number of shares of Common Stock which might have been obtained upon exercise of such option or portion thereof, as the case may be, immediately prior to such Acquisition. The term "Acquisition Consideration" shall mean the kind and amount of shares of the surviving or new corporation, cash, securities, evidence of indebtedness, other property or any combination thereof receivable in respect of one share of Common Stock of the Company upon consummation of an Acquisition.

                 9. Registration and Legal Compliance. The grant of any option under the Plan may also be subject to other provisions as counsel to the Company deems appropriate including, without limitation, provisions to comply with federal and state securities laws and stock exchange requirements. The Company shall not be required to issue or deliver any certificate for Common Stock purchased upon the exercise of any option granted under this Plan prior to the admission of such shares to listing on any stock exchange on which Common Stock of the Company may at that time be listed. If the Company shall be advised by its counsel that the shares deliverable upon exercise of an option are required to be registered under the Securities Act of 1933, as amended (the "Act") or any state securities law or that delivery of such shares must be accompanied or preceded by a prospectus meeting the requirements of such Act, the Company will use its best efforts to effect such registration or provide such prospectus not later than a reasonable time following each exercise of such option, but delivery of shares by the Company may be deferred until such registration is effective or such prospectus is available.

                 10. Amendment, Suspension and Termination of Plan. The Board of Directors may suspend or terminate the Plan at any time and may amend it from time to time in such respects as the Board of Directors may deem advisable in order that any grants thereunder shall conform to or otherwise reflect any change in applicable laws or regulations or to permit the Company or the Nonemployee Directors to enjoy the benefits of any change in applicable laws or regulations; provided, however, that no amendment shall, without stockholder approval, increase the number of shares of Common Stock which may be issued under the Plan. No amendment, suspension or termination shall impair the rights of Nonemployee Directors under any outstanding options.

                 11. Stockholder Approval. This Plan was adopted by the Board of Directors of the Company on September 16, 1996. The Plan shall be null and void if stockholder approval is not obtained at the 1996 annual meeting of stockholders.

                                    PROXY


                           HEALTH MANAGEMENT, INC.
                             1371-A ABBOTT COURT
                        BUFFALO GROVE, ILLINOIS 60089


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints W. JAMES NICOL and JAMES R. MIESZALA as proxies, with full power of substitution, to represent the undersigned and to vote, as designated below all shares of Common Stock of Health Management, Inc. which the undersigned is entitled to vote at the annual meeting to be held on November 6, 1996, and any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the stockholder. If no direction is made, this proxy will be voted "FOR" Proposals 1 through 9.

The proxies appointed herein may act by one of said proxies at the meeting.

Please mark, sign, date and mail the proxy card promptly using the enclosed envelope.

                                                               -----------
                                                               SEE REVERSE
                                                                   SIDE
                                                               -----------

      Please mark your                                      SHARES IN YOUR NAME             REINVESTMENT SHARES
[X]   votes as in this
      example.

                                  FOR              WITHHELD      2. Proposal to ratify the        FOR        AGAINST      ABSTAIN
1. Election of Directors:        [  ]               [  ]            appointment of BDO
                                                                    Seidman as                    [  ]        [  ]          [  ]
Nominees: Andre C. Dimitriadis, W. James Nicol, D. Mark             independent
Weinberg and Dr. Timothy J. Triche.                                 auditors.

For, except vote withheld from the following nominee(s):
                                                                 3. Proposal to approve an        [  ]        [  ]          [  ]
                                                                     amendment to the
                                                                     Certificate of
                                                                     Incorporation to increase
                                                                     the authorized capital
                                                                     stock.

                                                                 4. Proposal to ratify a          [  ]        [  ]          [  ]
                                                                    1996 Employee
                                                                    Stock Option
                                                                    Plan.

                                                                 5. Proposal to ratify            [  ]        [  ]          [  ]
                                                                    a 1997
                                                                    Employee Stock
                                                                    Purchase Plan.

                                                                 6. Proposal to ratify the        [  ]        [  ]          [  ]
                                                                    issuance of stock
                                                                    options to the Chief
                                                                    Executive Officer
                                                                    and President.

                                                                 7. Proposal to ratify the        [  ]        [  ]          [  ]
                                                                    issuance of  stock options
                                                                    to certain nonemployee
                                                                    directors

                                                                 8. Proposal to ratify            [  ]        [  ]          [  ]
                                                                    a 1996 Nonemployee
                                                                    Director
                                                                    Stock Option Plan.

                                                                 9. In their discretion, the      [  ]        [  ]          [  ]
                                                                    proxies are authorized
                                                                    to vote upon such other
                                                                    business as may
                                                                    properly come before
                                                                    the meeting.


SIGNATURE(S)                                DATE
            --------------------------------     ---------------
SIGNATURE(S)                                DATE
            --------------------------------     ---------------

NOTE: Please sign exactly as name appears. Joint owners should each sign personally. Trustees and others signing in a representative capacity should indicate the capacity in which they sign.